COLUMBIA FUNDS SERIES TRUST

Columbia Government Reserves

Columbia Government Plus Reserves

Columbia Treasury Reserves

(Each, a “Fund” and collectively, the “Funds”)

Supplement dated February 11, 2009

to the Prospectuses dated January 1, 2009

1. The call-out box entitled “FUNDamentalsTM – U.S. Treasury and U.S. Government Obligations” in the section of each Fund’s Prospectuses entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

FUNDamentals™

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

2. The subsection entitled “U.S. Government Obligations Risk” in the section of each Fund’s Prospectuses entitled “Principal Risks” is deleted in its entirety and replaced with the following:

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks, including uncertainty on how these securities will trade in relation to treasury and government agency securities in terms of yield and volatility and uncertainty on how these securities will trade in the secondary market and whether the market for these securities will be liquid or illiquid. See “ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations” in the Statement of Additional Information for more information.

Shareholders should retain this Supplement for future reference.

INT-47/6310-0209

COLUMBIA FUNDS SERIES TRUST

Columbia Daily Cash Reserves

Supplement dated February 11, 2009

to the Statement of Additional Information dated

August 1, 2008, as revised September 30, 2008

The subsection “U.S. Government and Related Obligations” in the section captioned “ABOUT THE FUNDS’ INVESTMENTS - Permissible Investments and Related Risks” is hereby deleted in its entirety and replaced with the following:

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S depository institutions insured by the Federal Deposit Insurance Corporation (“FDIC”) (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is no track record for securities guaranteed under the TLGP, it is uncertain how such securities will trade in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Shareholders should retain this Supplement for future reference.

INT-50/6311-0209

Columbia Management®

COLUMBIA FUNDS SERIES TRUST

Class A Shares, Class B Shares, Class C Shares, Daily Class

    Shares, Class Z Shares, Marsico Shares, G-Trust Shares,

    Retail A Shares, Adviser Class Shares, Capital Class Shares,

    Institutional Class Shares, Investor Class Shares, Liquidity

    Class Shares and Trust Class Shares

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2009, as revised February 11, 2009

Money Market Funds
Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Reserves
Columbia Government Plus Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated January 1, 2009. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated August 31, 2008 are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiafunds.com.

INT-39/6313-0209

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain other exhibits. The SAI, and any supplements to it, can be found online at www.columbiafunds.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	Columbia Management Advisors, LLC

Advisor	Columbia Management Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BANA	Bank of America, National Association

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

Glossary

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

California Tax-Exempt Reserves	Columbia California Tax-Exempt Reserves

Cash Reserves	Columbia Cash Reserves

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc., as that term is defined under Item 12 of Form N-1A

Columbia Funds or Columbia Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by Columbia Management Distributors, Inc.

Connecticut Municipal Reserves	Columbia Connecticut Municipal Reserves

Custodian or State Street	State Street Bank and Trust Company

Distributor	Columbia Management Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Government Reserves	Columbia Government Reserves

Government Plus Reserves	Columbia Government Plus Reserves

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Glossary

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Massachusetts Municipal Reserves	Columbia Massachusetts Municipal Reserves

Merrill Lynch	Merrill Lynch & Co.

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Fund(s)	One or more of the money market funds in the Columbia Funds Family

Money Market Reserves	Columbia Money Market Reserves

Moody’s	Moody’s Investors Service, Inc.

Municipal Reserves	Columbia Municipal Reserves

NASDAQ	National Association of Securities Dealers Automated Quotations system

New York Tax-Exempt Reserves	Columbia New York Tax-Exempt Reserves

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	Columbia Management Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real Estate Mortgage Investment Conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Tax-Exempt Reserves	Columbia Tax-Exempt Reserves

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Columbia Management Services, Inc.

Transfer Agent	Columbia Management Services, Inc.

Treasury Reserves	Columbia Treasury Reserves

The Trust or CFST	Columbia Funds Series Trust, the registered investment company in the Columbia Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the Columbia Funds Family. Columbia Funds offers over 100 mutual funds in all major asset classes, and the Advisor had approximate assets under management of $380.3 billion as of September 30, 2008.

The Trust was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust.

On or about that same day, the names of certain of the Funds were changed as follows: Nations California Tax-Exempt Reserves to Columbia California Tax-Exempt Reserves, Nations Cash Reserves to Columbia Cash Reserves, Nations Government Reserves to Columbia Government Reserves, Nations Money Market Reserves to Columbia Money Market Reserves, Nations Municipal Reserves to Columbia Municipal Reserves, Nations New York Tax-Exempt Reserves to Columbia New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves to Columbia Tax-Exempt Reserves, Nations Treasury Reserves to Columbia Treasury Reserves.

Prior to November 21, 2005 (the Government Plus Reorganization Date), Government Plus Reserves was organized as a series of the Galaxy Fund, a Massachusetts business trust (the Predecessor Trust). The information provided for Government Plus Reserves in this SAI for periods prior to the Government Plus Reorganization Date relates to the corresponding series of the Predecessor Trust. Prior to November 23, 2005 (the Reorganization Date), Connecticut Municipal Reserves and Massachusetts Municipal Reserves were organized as series of the Predecessor Trust. The information provided for Connecticut Municipal Reserves and Massachusetts Municipal Reserves in this SAI for periods prior to the Reorganization Date relates to corresponding series of the Predecessor Trust. The chart below indicates the series of the Predecessor Trust (the Predecessor Funds) that are the accounting survivors of the Funds, as applicable.

Fund	Predecessor Fund(s)
Connecticut Municipal Reserves	Galaxy Connecticut Municipal Money Market Fund
Massachusetts Municipal Reserves	Galaxy Massachusetts Municipal Money Market Fund
Government Plus Reserves	Galaxy Institutional Government Money Market Fund Galaxy Government Money Market Fund

Each of the Funds in the Trust represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, is an open-end diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

Prior to August 2006, California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves had a fiscal year end of March 31st. Prior to August 2006, Connecticut Municipal Reserves and Massachusetts Municipal Reserves had a fiscal year end of May 31st. Prior to August 2006, Government Plus Reserves had a fiscal year end of October 31st.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Accordingly, a Fund’s actual portfolio holdings may, from time to time, exceed such percentage limitations or standards. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.

Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund, except California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances,

•	Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•	Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

•

California Tax-Exempt Reserves and New York Tax-Exempt Reserves will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax and such state’s individual income tax.

•

Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax (“Massachusetts Municipal Securities”).

•

Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 10% of its net assets in illiquid securities. Each Fund may acquire illiquid securities in a reorganization transaction involving another registered investment company, provided such transaction does not result in a material increase in the percentage of its assets that is illiquid.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

5.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the Columbia Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security described in this SAI). To the extent that a type of security identified below for a Fund is not described in a Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are money market funds, each Fund’s investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

Each Fund may temporarily hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

Permissible Fund Investments

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Government Reserves	Government Plus Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities		✓					✓

Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Derivatives	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Securities		✓					✓

Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓			✓	✓	✓	✓	✓

Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Municipal Securities	✓	✓	✓			✓	✓	✓	✓	✓

Participation Interests	✓	✓	✓			✓	✓	✓	✓	✓

Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker’s acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participation and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade, may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. At the time of purchase, a Fund, as a money market fund, generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds’ procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund, as applicable, may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

Subject to the limitations of Rule 2a-7 under the 1940 Act, a Fund, as a money market fund, may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency- and Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500 Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

Foreign Securities

As money market funds, Cash Reserves’ and Money Market Reserves’ investments in foreign securities include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding taxes, which would reduce the Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. Each Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 10% of its net assets in illiquid securities. Each Fund’s compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in a Fund exceeding the percentage limitation described above.

The degree of liquidity of any portfolio security held by a Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in a Fund’s portfolio also may impact the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the prospectuses. In addition, large redemptions may cause the percentage of illiquid securities to increase if a Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Columbia Funds, including the Money Market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGRS are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S depository institutions insured by the Federal Deposit Insurance Corporation (“FDIC”) (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the “TLGP”). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is no track record for securities guaranteed under the TLGP, it is uncertain how such securities will trade in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund’s portfolios.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

As noted above under the heading About the Funds’ Investments — Exemptive Orders, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the Columbia Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans are made pursuant to agreements that require that loans be secured continuously by collateral in cash or short-term debt obligations at least equal to the value of the securities loaned. A Fund retains all or a portion of the interest received on investment of cash collateral, or receives a fee from the borrower where collateral is provided in the form of short-term debt obligations. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but a Fund typically will pay for lending fees and related expenses from interest earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the Columbia Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the Columbia Funds’ portfolio securities is in the best interests of Columbia Fund shareholders and to address conflicts between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other. These policies and procedures provide that Columbia Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the Columbia Funds’ website, if applicable, or (ii) the time a Columbia Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the Columbia Funds’ other service providers from entering into any agreement to disclose Columbia Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The Columbia Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Columbia Funds’ website. This information is available on the Columbia Funds’ website as described below.

•	For equity, convertible, balanced and asset allocation Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 15 calendar days after such month-end.

•	For small cap and specialty Columbia Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 days after such month-end.

•	For fixed income Columbia Funds, a complete list of portfolio holdings as of a fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.

•	For Money Market Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

Certain Columbia Funds also disclose their largest holdings, as a percent of the market values of the Columbia Funds’ portfolios, as of a month-end on their website, generally within 15 calendar days after such month-end. In general, the equity Columbia Funds post their largest 10-15 holdings, the balanced Columbia Funds post their largest 5 equity holdings, and certain fixed income Columbia Funds post their top 5-15 holdings.

The Columbia Funds may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The scope of the information that is made available on the Columbia Funds’ website pursuant to the Columbia Funds policies relating to a Columbia Fund’s portfolio may change from time to time without prior notice.

The Columbia Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Columbia Fund’s fiscal year). Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the Columbia Funds’ website. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

With respect to variable insurance trusts in the Columbia Funds Family, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Columbia Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Columbia Funds’ website or no earlier than the time a Columbia Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Columbia Funds’ policies and procedures provide that no disclosures of the Columbia Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Columbia Funds have a legitimate business purpose for making such disclosure, (ii) the Columbia Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of Columbia Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a Columbia Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the Columbia Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Columbia Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each Columbia Fund’s sub-advisor(s) (if any), the Columbia Funds’ custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Columbia Funds. The Columbia Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Columbia Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Columbia Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Columbia Funds’ President and Chief Executive Officer. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Electra Information Systems	None	Use for trade reconciliation purposes.	Daily

Standard & Poor’s	None	Use to maintain ratings for certain Money Market Funds.	Weekly

InvestorTools, Inc.	None	Access granted solely for the purpose of testing back office conversion of trading systems.	Real time

ING Insurance Company	None	Access granted for specific Columbia Funds for ING’s creation of client/shareholder materials. ING may not distribute materials until the holdings information is made public.	Quarterly

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Linedata Services, Inc.	None	Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.	Ad hoc

JP Morgan	None	Access to provide the Advisor’s High Yield portfolio management team with peer group analysis reports for purposes of analyzing the portfolio.	Monthly

Malaspina Communications	None	Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letter and management’s discussion of Columbia Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

Factset Data Systems, Inc.	None	Use for provision of quantitative analytics, charting and fundamental data to the Advisor.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the Columbia Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

Merrill Corporation	None	Use to provide fulfillment of the Columbia Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Citigroup	None	Access when assisting in resolving technical difficulties with Yield Book, an analytic software program that the Advisor uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.	Daily

Eagle Investment Systems Corp.	None	Portfolio accounting system utilized by Causeway, sub-advisor for certain Columbia Fund.	Daily

Institutional Shareholder Services (ISS)	None	Proxy voting administration and research on proxy matters utilized by Causeway and MacKay Shields, sub-advisors for certain Columbia Funds.	Daily

Cogent Consulting LLC	None	Utilized by Marsico to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Money Market Funds.	Monthly

Kynex	None	Use to provide portfolio attribution reports.	Daily

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Bloomberg Trade Order Management Systems	None	Use for trade order management.	Daily

Lehman Point	None	Use for analytics including risk and attribution assessment.	Daily

ADP	None	Proxy voting and research utilized by Marsico, sub-advisor for certain Columbia Funds.	Daily

ITG/Macgregor	None	Order management system utilized by Marsico, sub-advisor for certain Columbia Funds that stores trading data and is used for trading and compliance purposes.	Ad hoc

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE

Advent/AXYS	None	Portfolio accounting system utilized by Marsico, sub-advisor for certain Columbia Funds, for both portfolio accounting and internal recordkeeping purposes.	Ad hoc

ITG, Inc. — Plexus	None	Allows CMA to evaluate trading activity and assess/analysis trading execution and trading practices via proprietary algorithms.	Quarterly

Checkfree	None	To facilitate the investment management of bank client accounts.	Daily

BANA and State Street	None	For lenders to perform credit analysis.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of Columbia Management Group, LLC, which is the primary investment division of Bank of America. The Advisor and Columbia Management Group, LLC are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to the Funds for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days’ notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the Columbia Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Columbia Daily Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves and Government Plus Reserves. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006
California Tax-Exempt Reserves
Advisory Fee Paid	$7,076,887	$5,627,435	$2,202,811	$4,311,514
Amount Waived by the Advisor	$0	$553,487	$440,562	$862,303
Amount Reimbursed by the Advisor	$13,835	$586,811	$492,619	$1,000,828
Cash Reserves
Advisory Fee Paid	$88,024,235	$92,886,275	$39,685,049	$82,081,496
Amount Waived by the Advisor	$0	$9,223,455	$7,937,010	$16,416,380
Amount Reimbursed by the Advisor	$0	$12,031,372	$8,567,906	$19,408,160
Government Reserves
Advisory Fee Paid	$21,224,253	$8,413,337	$3,272,020	$6,876,801
Amount Waived by the Advisor	$0	$826,182	$654,404	$1,375,539
Amount Reimbursed by the Advisor	$0	$1,167,949	$914,116	$1,715,786
Money Market Reserves
Advisory Fee Paid	$35,231,239	$32,291,738	$10,432,579	$20,111,601
Amount Waived by the Advisor	$0	$3,171,510	$2,086,516	$4,022,070
Amount Reimbursed by the Advisor	$0	$2,782,982	$2,431,837	$4,348,428
Municipal Reserves
Advisory Fee Paid	$12,006,424	$12,229,146	$4,999,834	$9,569,187
Amount Waived by the Advisor	$0	$1,186,193	$999,967	$1,913,836
Amount Reimbursed by the Advisor	$0	$1,291,199	$990,329	$2,191,608
New York Tax-Exempt Reserves
Advisory Fee Paid	$1,133,770	$515,431	$176,597	$274,968
Amount Waived by the Advisor	$0	—	—	—
Amount Reimbursed by the Advisor	$215,235	$273,163	$169,692	$263,365
Tax-Exempt Reserves
Advisory Fee Paid	$13,223,846	$7,520,986	$3,204,177	$5,553,568
Amount Waived by the Advisor	$0	$707,704	$640,835	$1,110,714
Amount Reimbursed by the Advisor	$168,134	$849,141	$798,873	$1,498,918
Treasury Reserves
Advisory Fee Paid	$40,369,956	$23,554,296	$8,522,882	$17,424,708
Amount Waived by the Advisor	$0	$2,224,697	$1,704,576	$3,484,941
Amount Reimbursed by the Advisor	$0	$1,843,356	$1,551,597	$3,707,328

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006
Connecticut Municipal Reserves
Advisory Fee Paid	$456,795	$254,216	$44,601	$295,558
Amount Waived by the Advisor	$0	$22,611	$8,920	$16,796
Amount Reimbursed by the Advisor	$163,478	$277,876	$88,770	$126,006
Massachusetts Municipal Reserves
Advisory Fee Paid	$666,580	$424,398	$85,630	$476,576
Amount Waived by the Advisor	$0	$39,516	$17,126	$29,484
Amount Reimbursed by the Advisor	$128,097	$285,852	$93,300	$112,198

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund Predecessor Funds.

Advisory Fees Paid by the Fund

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**
Government Plus Reserves
Advisory Fee Paid	$1,934,945	$1,199,450	$1,161,343	$1,324,351
Amount Waived by the Advisor	$565,690	$510,221	$638,739	$760,518
Amount Reimbursed by the Advisor	$0	$141,113	$65,852	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Fund’s Galaxy Fund Predecessor Fund.

The Administrator

Columbia Management Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third party service providers; and (vi) maintain certain books and records of each Fund.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Management of the Fund — Primary Service Providers in each Fund’s prospectuses.

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods. Prior to August 22, 2005, these fees were paid to BACAP Distributors LLC, the former administrator for the Funds.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006
California Tax-Exempt Reserves
Administration Fee Paid	$4,242,612	$3,751,623	$1,402,532	$2,821,841
Amount Waived/Reimbursed by the Administrator	$2,499,738	$1,143,995	—	—
Cash Reserves
Administration Fee Paid	$54,813,433	$61,924,183	$26,390,690	$54,668,495
Amount Waived/Reimbursed by the Administrator	$31,484,601	$18,707,325	—	—
Government Reserves
Administration Fee Paid	$12,915,837	$5,608,891	$2,115,338	$4,532,032
Amount Waived/Reimbursed by the Administrator	$7,400,332	$1,713,113	—	—
Money Market Reserves
Administration Fee Paid	$21,875,933	$21,527,826	$6,889,044	$13,355,232
Amount Waived/Reimbursed by the Administrator	$12,625,233	$6,573,613	—	—
Municipal Reserves
Administration Fee Paid	$7,345,507	$8,152,764	$3,267,214	$6,326,956
Amount Waived/Reimbursed by the Administrator	$4,288,091	$2,519,246	—	—
New York Tax-Exempt Reserves
Administration Fee Paid	$571,517	$343,621	$76,563	$152,256
Amount Waived/Reimbursed by the Administrator	$390,428	$110,483	—	—
Tax-Exempt Reserves
Administration Fee Paid	$8,068,939	$5,013,991	$2,070,109	$3,649,877
Amount Waived/Reimbursed by the Administrator	$4,686,877	$1,592,981	—	—
Treasury Reserves
Administration Fee Paid	$24,921,739	$15,702,864	$5,615,912	$11,563,967
Amount Waived/Reimbursed by the Administrator	$14,300,715	$4,972,273	—	—

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006
Connecticut Municipal Reserves
Administration Fee Paid	$195,053	$169,477	$11,517	$53,387
Amount Waived/Reimbursed by the Administrator	$161,217	$56,470	—	$3,740
Massachusetts Municipal Reserves
Administration Fee Paid	$302,181	$282,932	$34,764	$109,117
Amount Waived/Reimbursed by the Administrator	$233,380	$90,741	—	$3,740

*	Fees paid are shown from June 1, 2006 through August 31, 2006.
**	Fees paid by the Funds’ respective Galaxy Fund predecessor funds.

Administration Fees Paid by the Fund

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**
Government Plus Reserves
Administration Fee Paid	$437,499	$401,904	$270,929	$443,657
Amount Waived/Reimbursed by the Administrator	$391,581	$149,356	$347	—

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Fund’s Galaxy Fund predecessor fund.

Pricing and Bookkeeping Services

State Street Bank and Trust Company is responsible for providing certain pricing and bookkeeping services to the Funds. Columbia Management Advisors, LLC is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective December 15, 2006, the Trust entered into a Financial Reporting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (the Financial Reporting Services Agreement) pursuant to which State Street Bank and Trust Company provides financial reporting services to the Funds. Also effective December 15, 2006, the Trust entered into an Accounting Services Agreement with State Street Bank and Trust Company and Columbia Management Advisors, LLC (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street Bank and Trust Company provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street Bank and Trust Company an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street Bank and Trust Company for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with Columbia Management Advisors, LLC. Under the Services Agreement, Columbia Management Advisors, LLC provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street Bank and Trust Company. Under the Services Agreement, each Fund reimburses Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by Columbia Management

Advisors, LLC in the performance of services under the Services Agreement. Prior to January 1, 2008, the Funds also reimbursed Columbia Management Advisors, LLC for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia Management Advisors, LLC was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same rate described above under the State Street Agreements. Under separate agreements between Columbia Management Advisors, LLC and State Street Bank and Trust Company, Columbia Management Advisors, LLC delegated certain functions to State Street Bank and Trust Company. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia Management Advisors, LLC and discussed below) were paid to State Street Bank and Trust Company. The Funds also reimbursed Columbia Management Advisors, LLC for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds’ portfolio securities and direct internal costs incurred by Columbia Management Advisors, LLC in connection with providing fund accounting oversight and monitoring and certain other services.

Pricing and Bookkeeping Fees Paid

Columbia Management Advisors, LLC and State Street Bank and Trust Company received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street Bank and Trust Company and to Columbia Management Advisors, LLC for the three most recently completed fiscal years. Prior to December 1, 2005, pricing and bookkeeping agency services were provided by the Administrator under the Administration Agreement.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended March 31, 2006
California Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$63,273	$70,945	$67,691
Amount Paid to State Street Bank and Trust Company	$208,557	$105,330	N/A	N/A
Cash Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$63,273	$79,574	$97,285
Amount Paid to State Street Bank and Trust Company	$200,958	$117,533	N/A	N/A
Government Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$63,273	$69,930	$54,692
Amount Paid to State Street Bank and Trust Company	$174,779	$102,608	N/A	N/A
Money Market Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$63,273	$73,091	$57,193
Amount Paid to State Street Bank and Trust Company	$178,101	$110,554	N/A	N/A
Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$63,273	$78,227	$87,690
Amount Paid to State Street Bank and Trust Company	$285,097	$120,487	N/A	N/A
New York Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$45,455	$42,834	$34,454
Amount Paid to State Street Bank and Trust Company	$157,615	$65,239	N/A	N/A
Tax-Exempt Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$63,273	$73,972	$72,771
Amount Paid to State Street Bank and Trust Company	$299,927	$112,224	N/A	N/A
Treasury Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$63,273	$70,042	$54,368
Amount Paid to State Street Bank and Trust Company	$152,818	$102,992	N/A	N/A

*	Fees paid are shown from April 1, 2006 through August 31, 2006.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended May 31, 2006
Connecticut Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$36,649	$18,802	$63,247
Amount Paid to State Street Bank and Trust Company	$105,094	$46,289	N/A	N/A
Massachusetts Municipal Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$41,764	$22,858	$69,375
Amount Paid to State Street Bank and Trust Company	$125,270	$57,964	N/A	N/A

*	Fees paid are shown are from June 1, 2006 through August 31, 2006.

Pricing and Bookkeeping Fees Paid by the Fund

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007	Fiscal Period Ended August 31, 2006*	Fiscal Year Ended October 31, 2005**
Government Plus Reserves
Amount Paid to Columbia Management Advisors, LLC	$4,297	$59,535	$126,188	$97,411
Amount Paid to State Street Bank and Trust Company	$153,519	$91,588	N/A	N/A

*	Fees paid are only shown from November 1, 2005 through August 31, 2006.
**	Fees paid by the Fund’s Galaxy Fund predecessor fund.

The Principal Underwriter/Distributor

Columbia Management Distributors, Inc. (the “Distributor”) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: One Financial Center, Boston, MA 02111.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and after an initial two-year period continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The following table shows all commissions and other compensation received by the Distributor, as well as amounts the Distributor retained, for the fiscal year ended August 31, 2007. During the fiscal year ended August 31, 2006, the Distributor received $6,381,178 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,381,178. During the fiscal year ended March 31, 2006, the Distributor received $6,868,017 in underwriting commissions for all Funds it serves, of which the Distributor retained $6,868,017.

Underwriting Commissions Paid by the Funds and Retained by the Distributor

Fund	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
California Tax-Exempt Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Cash Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Government Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Money Market Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Municipal Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
New York Tax-Exempt Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Tax-Exempt Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Treasury Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Connecticut Municipal Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Massachusetts Municipal Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00
Government Plus Reserves
Amount Paid	$0.00	$0.00
Amount Retained	$0.00	$0.00

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator, Distributor and Transfer Agent, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), BAS, BAI, Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates (including, for example, Columbia Wanger Asset Management, L.P.) will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Advisory and Other Services — The Advisor and Investment Advisory Services — Portfolio Manager(s) — The Advisor’s Portfolio Managers and Potential Conflicts of Interests.

Soft Dollar Benefits

Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Advisor may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and Transfer Agent and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and Transfer Agent and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS or MLPF&S may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates (including, for example, BANA, BAS, and affiliates of Merrill Lynch) have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the Columbia Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by BAI or MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management or the First Republic division of Merrill Lynch Bank & Trust Co., as well as for other Columbia Funds structured as “funds of funds.” In addition, the Columbia Money Market Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The Columbia Funds also may use the Columbia Money Market Funds for cash investment purposes. The use of the Columbia Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Columbia Management Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8081, Boston, MA 02266-8081. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Effective January 1, 2008, the Funds pay the Transfer Agent an annual transfer agency fee of $17.34 per account, payable monthly. In addition, the Funds may pay the Transfer Agent for the fees and expenses the Transfer Agent pays to third party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.15% of a Fund’s net assets represented by the account. The Funds also pay certain reimbursable out-of-pocket expenses to the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. For the period April 1, 2006 through December 31, 2007, the Funds paid the Transfer Agent an annual fee of $17.00 per account, payable monthly. For the period November 1, 2005 through March 31, 2006, the Funds paid the Transfer Agent an annual fee of $15.23 per account, payable monthly. For the period September 1, 2005 through December 31, 2007, the Transfer Agent was entitled to reimbursement by the Funds for the fees and expenses that the Transfer Agent pays to dealer firms or transfer agents that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of a Fund’s net assets represented by the account.

The Transfer Agent retains BFDS/DST, 2 Heritage Drive, North Quincy, MA 02171 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.

The Custodian

State Street Bank and Trust Company, which is located at Two Avenue de Lafayette, LCC/4S, Boston, MA 02111 acts as the Funds’ Custodian. As Custodian, State Street Bank and Trust Company is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended August 31, 2008 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ books and review its tax returns for the fiscal year ended August 31, 2009.

The Reports of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Funds dated August 31, 2008 are incorporated herein by reference. No other parts of the annual report or semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Morrison & Foerster LLP serves as legal counsel to the Trust. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Distribution Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for the Class A Shares, Class B Shares, Class C Shares, Daily Class Shares, Investor Class Shares and Liquidity Class Shares of the Funds. See Capital Stock and Other Securities for more information.

With respect to a Fund’s Class A Shares, the Trust has adopted a distribution plan. The Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Class A Shares of the Funds.

With respect to a Fund’s Class B Shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B Shares of the Funds. CMD has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Class B Shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, CMD has assigned certain amounts that it is entitled to receive pursuant to the Class B Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

With respect to a Fund’s Class C Shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C Shares of the Funds.

With respect to a Fund’s Daily Class Shares, the Trust has adopted a distribution plan. The Daily Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Class Shares of the Funds.

The Liquidity Class Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class Shares up to 0.25% (on an annualized basis) of the Funds’ Liquidity Class Shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds’ average daily net assets. However, under the plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund’s Liquidity Class Shares.

Payments under the Class A Distribution Plan, Class B Distribution Plan, Class C Distribution Plan, Daily Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the Columbia Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Columbia Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Class A Shares, Class B Shares, Class C Shares, Daily Class Shares, Liquidity Class Shares, Investor Class Shares, Adviser Class Shares, Marsico Class Shares and Retail A Class Shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of each class of shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

For Class A shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Class A Shares

Cash Reserves
Distribution Fee	$547,296
Service and Administration Fees	$1,915,536

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Class A Shares

Government Reserves
Distribution Fee	$13,083
Service and Administration Fees	$45,790

New York Tax-Exempt Reserves
Distribution Fee	$55,824
Service and Administration Fees	$195,350

Tax-Exempt Reserves
Distribution Fee	$21,336
Service and Administration Fees	$74,677

Treasury Reserves
Distribution Fee	$480,297
Service and Administration Fees	$1,681,039
Fees Waived by the Distributor	$13,980

For Class B shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Class B Shares

Cash Reserves
Distribution Fee	$355,753
Service Fee	$166,018

For Class C shares, the following Funds paid distribution fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Class C Shares

Cash Reserves
Distribution Fee	$96,747
Service and Administration Fees	$45,148

For Investor Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Investor Class Shares

California Tax-Exempt Reserves
Distribution Fee	$247,698
Service and Administration Fees	$619,245

Cash Reserves
Distribution Fee	$1,006,741
Service and Administration Fees	$2,516,852

Government Reserves
Distribution Fee	$267,518
Service and Administration Fees	$668,795

Money Market Reserves
Distribution Fee	$69,656
Service and Administration Fees	$174,141

Municipal Reserves
Distribution Fee	$57,035
Service and Administration Fees	$142,588

Tax-Exempt Reserves
Distribution Fee	$6,237
Service and Administration Fees	$15,593

Treasury Reserves
Distribution Fee	$263,824
Service and Administration Fees	$659,560
Fees Waived by the Distributor	$3,750

For Daily Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Daily Class Shares

California Tax-Exempt Reserves
Distribution Fee	$6,155,215
Service and Administration Fees	$4,396,582

Cash Reserves
Distribution Fee	$66,184,187
Service and Administration Fees	$47,274,419

Government Reserves
Distribution Fee	$3,391,149
Service and Administration Fees	$2,422,249

Municipal Reserves
Distribution Fee	$6,501,343
Service and Administration Fees	$4,643,816

Tax-Exempt Reserves
Distribution Fee	$250,077
Service and Administration Fees	$178,626

Treasury Reserves
Distribution Fee	$3,775,110
Service Fee	$2,696,507
Fees Waived by the Distributor	$78,400

For Trust Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Trust Shares

California Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fees	$594,393

Cash Reserves
Distribution Fee	—
Shareholder Administration Fees	$2,297,005

Government Reserves
Distribution Fee	—
Shareholder Administration Fees	$1,022,699

Government Plus Reserves
Distribution Fee	—
Service and Administration Fees	$129,539

Money Market Reserves
Distribution Fee	—
Shareholder Administration Fees	$114,795

Municipal Reserves
Distribution Fee	—
Shareholder Administration Fees	$498,603

New York Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fees	$363,711

Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fees	$5,023,743

Treasury Reserves
Distribution Fee	—
Shareholder Administration Fees	$900,413

For Adviser Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Adviser Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$1,557,911

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$42,152,548

Government Reserves
Distribution Fee	—
Service and Administration Fees	$4,430,590

Government Plus Reserves
Distribution Fee	—
Service and Administration Fees	$123,687

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$18,981,980

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$2,435,307

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$25,227

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$218,397

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$24,931,259
Fees Waived by the Distributor	$36,500

For Institutional Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Institutional Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$276,209

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,343,717

Government Reserves
Distribution Fee	—
Service and Administration Fees	$760,004

Government Plus Reserves
Distribution Fee	—
Service and Administration Fees	$25,197

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$1,300,778

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$405,076

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$64,896

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$166,412

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$1,136,835

For Liquidity Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Liquidity Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$139,965
Fees Waived by Shareholder Service Provider	$55,986

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$2,413,333
Fees Waived by Shareholder Service Provider	$965,333

Government Reserves
Distribution Fee	—
Service and Administration Fees	$3,108,275
Fees Waived by Shareholder Service Provider	$1,243,310

Government Plus Reserves
Distribution Fee	—
Service and Administration Fees	$28
Fees Waived by Shareholder Service Provider	$11
Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$2,803,517
Fees Waived by Shareholder Service Provider	$1,121,407

Municipal Reserves
Distribution Fee	—
Service and Administration Fees	$552,558
Fees Waived by Shareholder Service Provider	$221,023

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$218,105
Fees Waived by Shareholder Service Provider	$87,242

Treasury Reserves
Distribution Fee	—
Service and Administration Fees	$2,231,847
Fees Waived by the Distributor	$893,139

For Marsico shares, the following Fund paid service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Fund for the Fiscal Year Ended August 31, 2008 — Marsico Shares

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$57,580

For Retail A shares, the following Funds paid service fees for the fiscal year ended August 31, 2008, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2008 — Retail A Shares

Connecticut Municipal Reserves
Distribution Fee	—
Service Fee	$31,838

Government Reserves
Distribution Fee	—
Service and Administration Fees	$49,819

Government Plus Reserves
Distribution Fee	—
Service and Administration Fees	$9,163

Massachusetts Municipal Reserves
Distribution Fee	—
Service Fee	$105,464

Money Market Reserves
Distribution Fee	—
Service and Administration Fees	$64,815

New York Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$64

Tax-Exempt Reserves
Distribution Fee	—
Service and Administration Fees	$14,260

Expense Limitations

Columbia Management Advisors, LLC (or its predecessor) and/or the Distributor has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the table below.

Fund Level Expense Commitments

Fund Level Expense Commitments* - Period ending December 31, 2009

Fund
California Tax-Exempt Reserves**	0.20%
Cash Reserves**	0.20%
Connecticut Municipal Reserves	0.20%
Government Reserves**	0.20%
Government Plus Reserves	0.20%
Massachusetts Municipal Reserves	0.20%
Money Market Reserves**	0.20%
Municipal Reserves**	0.20%
New York Tax-Exempt Reserves**	0.20%
Tax-Exempt Reserves**	0.20%
Treasury Reserves**	0.20%

*	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed the levels listed above.
**	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.

Management Fee Cap

Management Fee Commitment* - Period ending December 31, 2009

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves	0.19%
Connecticut Municipal Reserves	0.19%
Government Reserves	0.19%
Government Plus Reserves	0.16%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%
Treasury Reserves	0.19%

*	“Management Fees” are the fees payable under the Investment Advisory Agreement and the Administration Agreement.

12b-1 Distribution Fee Waivers

Contractual 12b-1 Distribution Fee Waivers - Period ending December 31, 2009

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Reserves	0.10%
Government Plus Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Reserves	0.10%
Government Plus Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or waives shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor or, as applicable, a sub-advisor, the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor and, an applicable, a sub-advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Proxy Voting Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Proxy Voting Committee is composed of representatives of the Advisor’s equity investments, equity research, compliance, legal and operations functions. In addition to the responsibilities described above, the Proxy Voting Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Voting Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Voting Committee does not consider any benefit other than benefits to the Funds. A member of the Proxy Voting Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Voting Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended

June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiafunds.com; and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the Columbia Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Responsibilities

The Board oversees the Trust and the Funds. The Trustees have a fiduciary duty to protect shareholders’ interests when supervising and overseeing the management and operations of the Trust and have the responsibility of assuring that the Trust’s Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02111.

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. (Born 1944) Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	66	None

William P. Carmichael (Born 1943) Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	66	Director — Cobra Electronics Corporation (electronic equipment manufacturer); Spectrum Brands, Inc. (consumer products); Simmons Company (bedding); and The Finish Line (sportswear)

William A. Hawkins (Born 1942) Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current; President, Retail Banking — IndyMac Bancorp, Inc., from September 1999 to August 2003	66	None

Independent Trustee Biographical Information

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
R. Glenn Hilliard (Born 1943) Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive — Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer — ING Americas, from 1999 through April 2003	66	Director — Conseco, Inc. (insurance)

John J. Nagorniak (Born 1944) Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	66	Trustee and Chairman — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Anthony M. Santomero (Born 1946) Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 1972 through current; Senior Advisor — McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through April 2006	66	None

Minor M. Shaw (Born 1947) Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	66	Board Member — Piedmont Natural Gas

Standing Committees

The Trust has four standing committees, including the Audit Committee, the Contracts Review Committee, the Governance Committee and the Investment Committee.

The function of the Audit Committee is oversight. Management (which generally means the appropriate officers of a Company, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with their financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent auditor for each Fund prior to the engagement of such independent auditor; (iii) pre-approve all audit and non-audit services provided to each Fund by its independent auditor, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent auditor to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins, Edward J. Boudreau, Jr., William P. Carmichael and Anthony M. Santomero. The Audit Committee members are all not “interested” persons (as defined in the 1940 Act). The Audit Committee met on six occasions during the last fiscal year.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving advisory and sub-advisory contracts; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard, William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. The Contracts Review Committee members are all not “interested persons” (as defined in the 1940 Act). The Contracts Review Committee met on four occasions during the last fiscal year.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iii) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw, William A. Hawkins, R. Glenn Hilliard and William P. Carmichael. The Governance Committee members are all not “interested” persons (as defined in the 1940 Act). The Governance Committee met on six occasions during the last fiscal year.

The primary responsibilities of the Investment Committee are, as set forth in its charter, to assist the Board in carrying out its oversight responsibilities in specific areas of investment management, both by acting as liaison between the full Board and the Advisor on investment matters, and by acting on behalf of the Board, on an interim basis, on investment issues in non-recurring or extraordinary circumstances when it is impractical to convene a meeting of the full Board. In carrying out these general responsibilities, the Investment Committee assists the Board in connection with issues relating to: the investment policies and procedures adopted for the Funds; appropriate performance benchmarks and other comparative issues; portfolio management staffing and other personnel issues of the Advisor; investment related compliance issues; possible exemptive applications or other relief necessary or appropriate with respect to investment matters; and other investment related matters referred from time to time to the Committee by the full Board. The Committee reports its activities to the full Board on a regular basis and is responsible for making such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate. Each Trustee is a member of the Investment Committee. The Investment Committee members are all not “interested” persons (as defined in the 1940 Act). The Investment Committee met on six occasions during the last fiscal year.

Compensation

Trustees are compensated for their services to the Columbia Funds Family on a complex-wide basis, as shown in the table below.

Independent Trustee Compensation for the Fiscal Year Ended August 31, 2008 and the Calendar Year Ended December 31, 2007

Name of Trustee	Aggregate Compensation from California Tax-Exempt Reserves	Aggregate Compensation from Cash Reserves	Aggregate Compensation from Connecticut Municipal Reserves	Aggregate Compensation from Government Reserves
Edward J. Boudreau, Jr.	$3,614	$3,614	$3,614	$3,614
William P. Carmichael	$4,306	$4,306	$4,306	$4,306
Minor M. Shaw	$3,106	$3,106	$3,106	$3,106
R. Glenn Hilliard	$3,206	$3,206	$3,206	$3,206
William A. Hawkins	$3,600	$3,600	$3,600	$3,600
John J. Nagorniak	$1,858	$1,858	$1,858	$1,858
Anthony M. Santomero	$1,858	$1,858	$1,858	$1,858

Name of Trustee	Aggregate Compensation from Government Plus Reserves	Aggregate Compensation from Massachusetts Municipal Reserves	Aggregate Compensation from Money Market Reserves	Aggregate Compensation from Municipal Reserves
Edward J. Boudreau, Jr.	$3,614	$3,614	$3,614	$3,614
William P. Carmichael	$4,306	$4,306	$4,306	$4,306
Minor M. Shaw	$3,106	$3,106	$3,106	$3,106
R. Glenn Hilliard	$3,206	$3,206	$3,206	$3,206
William A. Hawkins	$3,600	$3,600	$3,600	$3,600
John J. Nagorniak	$1,858	$1,858	$1,858	$1,858
Anthony M. Santomero	$1,858	$1,858	$1,858	$1,858

Name of Trustee	Aggregate Compensation from New York Tax- Exempt Reserves	Aggregate Compensation from Tax- Exempt Reserves	Aggregate Compensation from Treasury Reserves	Total Compensation from the Columbia Funds Complex Paid to Independent Trustees for the Calendar Year ended December 31, 2007(a)
Edward J. Boudreau, Jr.	$3,614	$3,614	$3,614	$205,925	(b)
William P. Carmichael	$4,306	$4,306	$4,306	$239,688	(c)
Minor M. Shaw	$3,106	$3,106	$3,106	$193,425	(d)
R. Glenn Hilliard	$3,206	$3,206	$3,206	$181,750	(e)
William A. Hawkins	$3,600	$3,600	$3,600	$198,225	(f)
John J. Nagorniak	$1,858	$1,858	$1,858	N/A	(g)
Anthony M. Santomero	$1,858	$1,858	$1,858	N/A	(g)

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)	Total compensation amount includes deferred compensation payable to Mr. Boudreau in the amount of: $47,395.
(c)	Total compensation amount includes deferred compensation payable to Mr. Carmichael in the amount of: $220,665.
(d)	Total compensation amount includes deferred compensation payable to Ms. Shaw in the amount of: $89,037.
(e)	Total compensation amount includes deferred compensation payable to Mr. Hilliard in the amount of: $167,325.
(f)	Total compensation amount includes deferred compensation payable to Mr. Hawkins in the amount of: $—.
(g)	Messrs. Nagorniak and Santomero were elected to the Board effective January 1, 2008.

Columbia Funds Deferred Compensation Plan

Under the terms of the Columbia Funds Deferred Compensation Plan for Eligible Trustees (the Deferred Compensation Plan), each Trustee may elect, on an annual basis, to defer all or any portion of their compensation (including the annual retainer and all attendance fees) payable to the Trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring Trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Columbia Funds. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years beginning on the first day of the first calendar quarter following the later of the quarter in which the Trustee attains age 65 or the quarter in which the Trustee terminates service as Trustee of the Columbia Funds. The Board, in its sole discretion, may accelerate or extend such payments after a Trustee’s termination of service. If a deferring Trustee dies prior to the commencement of the distribution of amounts in his/her deferral account, the balance of the deferral account will be distributed to his/her designated beneficiary in a lump sum as soon as practicable after the Trustee’s death. If a deferring Trustee dies after the commencement of such distribution, but prior to the complete distribution of his/her deferral account, the balance of the amounts credited to his/her deferral account will be distributed to his/her designated beneficiaries over the remaining period during which such amounts were distributable to the Trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and deferring Trustees have the status of unsecured creditors of the selected portfolios.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the Columbia Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2007

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

E
Tax-Exempt Reserves — A Treasury Reserves — A

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

A

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o Columbia Management Advisors, LLC, One Financial Center, Mail Stop MA5-515-11-05, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer — Columbia Funds, from June 2008 to January 2009; Treasurer — Columbia Funds, October 2003 — May 2008; Treasurer — the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 - December 2006; Senior Vice President — Columbia Management Advisors, LLC, April 2003 — December 2004; President — Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer — Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 — Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Jeffrey R. Coleman (Born 1969)	Treasurer	2008	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2009	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Joseph F. DiMaria (Born 1968)	Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2008	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc., since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003; Manager, Investors Bank & Trust Company (financial services) from December 2002 to September 2003.

Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Nicholas J. Kolokithas (Born 1972)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since March 2007; Vice President and Counsel, Deutsche Asset Management (investment management) from October 2005 to March 2007; Associate, Dechert LLP (law firm) from June 2000 to September 2005.

Julie B. Lyman (Born 1970)	Assistant Secretary	2007	Assistant General Counsel, Bank of America since October 2006; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006; Counsel & Assistant Vice President, CDC IXIS Asset Management Services, Inc. (investment management) during and prior to April 2004.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

Laura E. Flores (Born 1976)	Assistant Secretary	2009	Assistant General Counsel, Bank of America since September 2008; Associate, Morgan, Lewis & Bockius, LLP (law firm) from September 2004 to September 2008.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Banc of America Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Banc of America Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker/dealers supplement the Advisor’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Advisor and to the Board with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services also may include the arranging of meetings with management of companies and the provision of access to consultants who supply research information.

The outside research is useful to the Advisor since, in certain instances, the broker/dealers utilized by the Advisor may follow a different universe of securities issuers and other matters than those that the Advisor’s staff can follow. In addition, this research provides the Advisor with a different perspective on financial markets, even if the securities research obtained relates to issues followed by the Advisor. Research services that are provided to the Advisor by broker/dealers are available for the benefit of all accounts managed or advised by the Advisor. In some cases, the research services are available only from the broker/dealer providing such services. In other cases, the research services may be obtainable from alternative sources. The Advisor is of the opinion that because the broker/dealer research supplements rather than replaces the Advisor’s own research, the receipt of such research does not tend to decrease the Advisor’s expenses, but tends to improve the quality of its investment advice. However, to the extent that the Advisor would have bought any such research services had such services not been provided by broker/dealers, the expenses of such services to the Advisor could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the clients of the Advisor other than the Funds. Conversely, any research services received by the Advisor through the placement of transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Funds. The Advisor is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Trust by improving the quality of the Advisor’s investment advice. The advisory fees paid by the Trust are not reduced because the Advisor receives such services.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Advisor’s clients, including the Funds.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following describes the types and amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The Funds paid no brokerage commissions for the past three fiscal years. The Funds paid no brokerage commissions to affiliated broker/dealers for the past three fiscal years.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended August 31, 2008, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the Columbia Funds Family.

As of August 31, 2008, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of August 31, 2008

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A
Cash Reserves	N/A	N/A
Connecticut Municipal Reserves	N/A	N/A
Government Reserves	N/A	N/A
Government Plus Reserves	N/A	N/A
Massachusetts Municipal Reserves	N/A	N/A
Money Market Reserves	N/A	N/A
Municipal Reserves	N/A	N/A
New York Tax-Exempt Reserves	N/A	N/A
Tax-Exempt Reserves	N/A	N/A
Treasury Reserves	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent and/or the Distributor and the Advisor pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.35% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that pay a service fee pursuant to a Rule 12b-1 Plan, and 0.45% of the average aggregate value of each Fund’s shares in the program on an annual basis for those classes of shares that do not pay a service fee pursuant to a Rule 12b-1 Plan. The Board has authorized the Funds to pay up to 0.15% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by a Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and/or other Bank of America affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor and other Bank of America affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make shareholder servicing payments to the financial intermediaries or their affiliates shown below.

Recipients of Shareholder Servicing Payments from the Distributor and/or other Bank of America affiliates

•     ACS HR Solutions LLC

•     ADP Retirement Services

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Alerus Financial

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     AMG Service Corp.

•     AST Trust Company

•     Benefit Plan Administrators

•     Bisys Retirement Services

•     Charles Schwab & Co.

•     Citigroup Global Markets Inc.

•     CitiStreet LLC

•     City National Bank

•     CNA Trust Corporation

•     CPI Qualified Plan Consultants, Inc.

•     Daily Access Concepts, Inc.

•     Digital Retirement Solutions

•     Dreyfus

•     Edward D. Jones & Co., LP

•     E*Trade Group, Inc.

•     ExpertPlan

•     Fidelity Investments Institutional Operations Co.

•     Fiserv Trust Company

•     Genworth Life and Annuity Insurance Company

•     Great West Life & Annuity Co.

•     GWFS Equities, Inc.

•     Hartford Life Insurance Company

•     Hewitt Associates LLC

•     ICMA Retirement Corporation

•     John Hancock Life Insurance Company (USA)

•     John Hancock Life Insurance Company of New York

•     JP Morgan Retirement Plan Services LLC

•     Lincoln Financial Group

•     LPL Financial Corporation

•     M&T Securities, Inc.

•     Marshall & Ilsley Trust Company

•     Massachusetts Mutual Life Insurance Company

•     Matrix Settlement & Clearance Services

•     Mercer HR Services, LLC

•     Merrill Lynch Life Insurance Company

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     MFS Retirement Services

•     MFS Heritage Trust Company

•     Mid Atlantic Capital Corporation

•     Morgan Keegan & Co.

•     Morgan Stanley & Co. Incorporated

•     MSCS Financial Services, LLC

•     National Deferred Compensation, Inc.

•     National Investor Services Corp.

•     Nationwide Investment Services

•     Newport Retirement Services, Inc.

•     New York State Deferred Compensation, Inc.

•     NYLife Distributors LLC

•     PNC Advisors

•     Princeton Retirement Group

•     Prudential Insurance Company of America

•     Prudential Retirement Insurance & Annuity Company

•     Reliance Trust

•     Robert W. Baird & Co., Inc.

•     Royal Alliance

•     Standard Retirement Services, Inc.

•     SunGard Investment Products, Inc.

•     TD Ameritrade, Inc.

•     Teachers Insurance and Annuity Association of America

•     The 401k Company

•     T. Rowe Price Group, Inc.

•     The Principal Financial Group

•     The Vanguard Group, Inc.

•     Unified Trust Company, N.A.

•     Union Bank of California, N.A.

•     Wachovia Securities, LLC

•     Wells Fargo Bank, N.A.

•     Wells Fargo Funds Management, LLC

•     Wespac Plan Services, Inc.

•     Wilmington Trust Corporation

The Distributor and/or other Bank of America affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Distributor and other Bank of America affiliates.

The Distributor and other Bank of America affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor and other Bank of America affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor and other Bank of America affiliates are made pursuant to agreements between the Distributor and other Bank of America affiliates and financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor and the Advisor may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services relating to the Columbia Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

While the financial arrangements vary for each financial intermediary, the marketing support payments to each financial intermediary generally are expected to be between 0.05% and 0.35% (between 0.02% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Columbia Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Columbia Funds (other than the Money Market Funds) attributable to the financial intermediary. The Distributor and the Advisor may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a Columbia Fund.

As of the date of this SAI, the Distributor and/or other Bank of America affiliates had agreed to make marketing support payments to the financial intermediaries or their affiliates shown below.

Recipients of Marketing Support Payments from the Distributor and/or other Bank of America affiliates

•     A.G. Edwards & Sons, Inc.

•     AIG Advisor Group

•     Ameriprise Financial Services, Inc.

•     AXA Advisors, LLC

•     Banc of America Investment Services, Inc.

•     Banc of America Securities LLC

•     Bank of America, N.A.

•     Bank of New York

•     Bear Stearns Securities Corp.

•     Brown Brothers Harriman & Co.

•     Chicago Mercantile Exchange

•     Citibank, N.A.

•     Citicorp Investment Services

•     Citigroup Global Markets Inc.

•     Commonwealth Financial Network

•     Custodial Trust Company

•     FAS Corp.

•     Fidelity Brokerage Services, Inc.

•     Genworth Financial, Inc.

•     Goldman, Sachs & Co.

•     Huntington Capital Corp.

•     ING Group

•     J.J.B. Hilliard, W.L. Lyons, Inc.

•     LaSalle Bank, N.A.

•     Lincoln Financial Advisors Corp.

•     Linsco/Private Ledger Corp.

•     Mellon Financial Markets, LLC

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated

•     Morgan Stanley & Co. Incorporated.

•     Pershing LLC

•     Prudential Investment Management Services LLC

•     Raymond James & Associates, Inc.

•     Raymond James Financial Services, Inc.

•     Security Benefit Life Insurance Company

•     SEI Investments Inc.

•     State Street Bank and Trust Company

•     Sun Life Assurance Company of Canada

•     TIAA-CREF Life Insurance Company

•     Transamerica Corporation

•     UBS Financial Services Inc.

•     US Bank National Association

•     Wachovia Securities LLC

•     Webster Investment Services, Inc.

•     Wells Fargo Corporate Trust Services

•     Wells Fargo Investments LLC

The Distributor and/or the Advisor may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to financial intermediaries that enable the Distributor to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts, because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A	Class B	Class C	Class Z	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	G-Trust Shares	Retail A Shares	Marsico Shares
California Tax-Exempt Reserves					✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓			✓
Connecticut Municipal Reserves												✓	✓
Government Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Government Plus Reserves							✓	✓	✓	✓	✓	✓	✓
Massachusetts Municipal Reserves												✓	✓
Money Market Reserves						✓	✓	✓	✓	✓	✓	✓	✓
Municipal Reserves				✓	✓	✓	✓	✓	✓	✓	✓
New York Tax-Exempt Reserves	✓				✓		✓		✓	✓	✓	✓	✓
Tax-Exempt Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Treasury Reserves	✓				✓	✓	✓	✓	✓	✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’

debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of the Funds are entitled to receive any dividends or other distributions declared for the Funds. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law, or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by a Fund, or other factors may affect a Fund’s ability to pay redemption proceeds within the normal time period for payment stated in its prospectuses.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only, and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements that which can be found in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Front-End Sales Charge Waivers

The investors listed below can buy Class A shares or Class T shares without paying a front-end sales charge.

•	Employees of Bank of America (and its predecessors), its affiliates and subsidiaries.

•	Trustees of funds advised or administered by the Advisor.

•	Directors, officers and employees of the Advisor, the Distributor, and their respective successors, any investment sub-advisor and companies affiliated with the Advisor.

•	Insurance company separate accounts for the benefit of group retirement plans.

•	Registered representatives and employees of selling and servicing agents (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor.

•	Broker/dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes.

•	Employees or partners of any service provider to the Columbia Funds.

•	Families of the parties listed above and their beneficial accounts. Family members include: spouses, parents, stepparents, legal guardians, children, stepchildren, father-in-laws and mother-in-laws.

•

Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

•	Registered broker/dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only.

•	Banks, trust companies and thrift institutions, acting as fiduciaries.

•

Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may buy Class A shares of any Fund without paying a front-end sales charge in those cases where a Columbia Fund Class Z share is not available.

•

Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) bought Galaxy Fund Prime A shares without paying a front-end sales charge and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally bought.

•

(For Class T shares only) Shareholders who (i) bought Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

•

Class A, Class E and Class T shares (Class E shares and Class T shares are not currently open to new investors) of certain funds may also be bought at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with the Distributor pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

•	Certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

•

At the Fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Columbia Funds are a party.

Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares within 365 days, up to the amount of the sales proceeds. The purchase must be made into an account for the same owner but does not need to be into the same Columbia Fund from which the shares were sold. The reinstatement privilege does not apply to any shares bought through a previous reinstatement. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 365 days after the shares are sold and purchases of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.

Contingent Deferred Sales Charge Waivers (Class A, Class B and Class C Shares)

Shareholders won’t pay a CDSC on the following transactions:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account.

If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a monthly, quarterly or semi-annual SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value at the time that the SWP is established. Otherwise a CDSC will be charged on SWP sales until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant spousal account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the purchase of shares; (ii) the disabled shareholder must have been under the age of 65 at the time of the initial determination of disability; and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, and (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary agrees to return the applicable portion of any commission paid by the Distributor.

Qualified retirement plans: CDSCs may be waived on shares sold by employee benefit plans created according to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

Non-U.S. investors: CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-US investors.

Code Section 401 and 457: CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the Code.

Medical payments: CDSC may be waived on shares sold for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Shares liquidated by transfer agent: CDSC may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Plans of reorganization: At the Funds’ discretion, CDSC may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

A CDSC may be waived on the sale of Class C shares sold by a non-profit organization qualified under Section 501(c)(3) of the Code in connection with the Banc of America Capital Management Charitable Giving Program.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined (unless the Funds close earlier) as of the times outlined in their prospectuses.

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market based net asset value deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

With respect to each of Cash Reserves and Money Market Reserves (each a “Specified Fund”), NB Funding Company LLC (the “Support Provider”), an affiliate of CMA, has entered into a Capital Support Agreement with Columbia Funds Series Trust (each, an “Agreement”). Each Agreement establishes the basis for the Support Provider to make a capital contribution to the Specified Fund in order to prevent realized losses from the disposition of certain covered securities causing the Specified Fund’s market-based net asset value (“NAV”) per share to fall below the Minimum NAV Per Share (as defined below). The amount the Support Provider could be required to contribute under each Agreement is limited to the amount specified in each Agreement (the “Maximum Contribution Amount”). The Maximum Contribution Amount may be increased or decreased from time to time. The contribution obligation under each Agreement is subject to certain conditions and restrictions. The obligation to make contributions under each Agreement terminates upon the earlier to occur of November 6, 2009, payment of the Maximum Contribution Amount, or the Support Provider having made all capital contributions required following a change in the short-term credit ratings of Bank of America Corporation (“BAC”) such that its obligations no longer qualify as “first tier” securities under Rule 2a-7 (each, a “Termination Event”). Each Specified Fund is required to sell any Covered Securities (as defined below) on the business day immediately prior to November 6, 2009 or promptly following any change in the short-term credit ratings of BAC such that its obligations no longer qualify as “first tier” securities under Rule 2a-7; provided that each Specified Fund is not required to complete any such sale if the sale would not result in the payment of a capital contribution. In addition, the Board may cause a Specified Fund to sell any Covered Securities and obligate the Support Provider to make a cash contribution to the Specified Fund (up to the Maximum Contribution Amount) if the Board determines that the Maximum Contribution Amount specified in the Agreement would not be sufficient to support the Specified Fund’s market-based NAV at the Minimum NAV Per Share and that disposition of the Covered Securities is in the best interest of the Specified Fund. BAC has guaranteed to each Specified Fund the payment of any capital contribution that the Support Provider is obligated to make under each Agreement.

As noted above, subject to certain conditions, each Agreement requires the Support Provider to contribute cash in an amount necessary to prevent a Specified Loss (as defined below) from causing a Specified Fund’s market-based NAV per share to decline below specific levels set forth in the Agreement (the “Minimum NAV Per Share”). A “Specified Loss” is a loss arising from a disposition of a portfolio security that, with respect to Money Market Reserves, has been subject to a default as described in Rule 2a-7(c)(6)(ii)(A) under the 1940 Act or, with respect to Cash Reserves, has been subject to a default or any other event listed in Rule 2a-7(c)(6)(ii) (each, a “Covered Security”) at less than its amortized cost. A Specified Fund may also consider amounts potentially contributable under each Agreement (a “Potential Future Contribution”) as an asset of the Specified Fund in calculating its market-based NAV. Until the disposition of a Covered Security, the amount of such Potential Future Contribution may increase, decrease or be eliminated on any day the Fund calculates its market-based NAV per share as a result of changes in the market value of a Covered Security, or other factors, prior to the actual payment of the contribution by the Support Provider to the Specified Fund. The amount of such Potential Future Contribution and any actual contribution will be applied against the Maximum Contribution Amount. Subject to any regulatory requirements, the terms of each Agreement, including the events constituting a “Termination Event”, may be modified from time to time.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forwards, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles”

are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Tax-Exempt Fund (defined below) makes distributions of income received by the Tax-Exempt Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by the Tax-Exempt Funds (defined below), distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Tax-Exempt Fund (defined below) are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010 from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010, distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

As a money market fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect.

It is currently unclear whether Congress will extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for taxable years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, each Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to certain distributions to certain foreign shareholders from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from the definition thereof for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the above-mentioned exceptions and thus does not expect that these special tax rules will apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations.” Each of Columbia Municipal Reserves, Columbia Tax-Exempt Reserves, Columbia California Tax-Exempt Reserves, Columbia Connecticut Municipal Reserves, Columbia Massachusetts Municipal Reserves, and Columbia New York Tax-Exempt Reserves (the “Tax-Exempt Funds”) intends to so qualify and is designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier.

Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. In general, if an amount of a Tax-Exempt Fund’s distribution designated as an exempt-interest dividend exceeds the Tax-Exempt Fund’s net-exempt interest, the amount so qualifying as tax-exempt will be scaled back ratably to the amount of its net-exempt income. In such a case, each Tax-Exempt Fund shareholder must proportionately reduce the amount of the dividend it treats as tax-exempt, and include the excess as a taxable dividend. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of the Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” have been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom, is exempt from income taxation by California (“California Exempt Securities”), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (“California exempt-interest dividends”). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. California Tax-Exempt Reserves intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Tax-Exempt Reserves is not deductible for California stated individual income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting California Tax-Exempt Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest dividends is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law (“Connecticut Obligations”) or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut individual income tax who are required to pay the federal alternative minimum tax. Dividends paid by Columbia Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations pertaining to Massachusetts Municipal Reserves

In general, distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and properly designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from the Fund’s other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund’s investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted earlier in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund’s capital gain dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund’s distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves’ exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including, in particular, corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund’s distributions.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2008, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	741,043,316.77	97.90%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	237,344,369.35	27.49%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	204,853,746.48	23.72%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	129,739,149.62	15.03%

CALIFORNIA TAX-EXEMPT RESERVES — Capital Class WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS MN 55402-2323	44,200,538.88	5.12%

CALIFORNIA TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,831,099,838.00	100.00%

CALIFORNIA TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	762,174,115.33	97.23%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CALIFORNIA TAX-EXEMPT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	271,172,425.44	98.90%

CALIFORNIA TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	8,319,929.71	100.00%

CALIFORNIA TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	770,327,093.51	97.36%

CASH RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	6,350,000,000.00	48.68%

CASH RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3920	3,855,664,860.00	29.56%

CASH RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,544,690,909.00	11.84%

CASH RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,079,495,276.00	8.27%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	4,645,315,385.00	43.88%

CASH RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,929,646,323.00	27.67%

CASH RESERVES — Capital Class COLUMBIA MANAGEMENT ADVISORS LLC 100 FEDERAL ST BOSTON MA 02110-1802	596,564,385.23	5.63%

CASH RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	559,382,405.48	5.28%

CASH RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	602,366,170.79	85.94%

CASH RESERVES — Class C CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	4,393,141.93	15.02%

CASH RESERVES — Class Z COLUMBIA MGMT DISTRIBUTORS, INC. 100 FEDERAL STREET BOSTON MA 02110-1802	71,113,959.90	11.06%

CASH RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	16,407,517,430.00	99.99%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,494,411,497.00	44.61%

CASH RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,064,881,815.00	31.79%

CASH RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE 3TH FLR JERSEY CITY NJ 07306-4001	598,680,465.31	17.87%

CASH RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	366,973,597.12	55.17%

CASH RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROB WALSH 2 JOURNAL SQUARE FL 3 JERSEY CITY NJ 07306-4001	230,605,001.12	34.67%

CASH RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	38,838,290.28	5.84%

CASH RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	722,954,328.73	89.66%

CASH RESERVES — Marsico Class UMB FUND SERVICES INC AS AGENT FOR MARSICO FUNDS INC 803 W MICHIGAN ST SUITE A MILWAUKEE WI 53233-2301	25,926,312.47	99.62%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
CASH RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	1,641,805,317.00	97.48%

CONNECTICUT MUNICIPAL RESERVES — G-Trust Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH ST STATION NEW YORK NY 10005-3908	27,524,688.38	94.11%

CONNECTICUT MUNICIPAL RESERVES — Retail A Class BANK OF AMERICA NA 6TH FLOOR 411 N AKARD ST DALLAS TX 75201-3307	319,811,372.31	99.97%

GOVERNMENT RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	1,350,000,000.00	41.03%

GOVERNMENT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,239,141,442.00	37.66%

GOVERNMENT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	534,187,447.29	16.23%

GOVERNMENT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	9,713,854,373.00	50.34%

GOVERNMENT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,779,881,097.00	14.41%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Capital Class BAND & CO C/O US BANK ATTN: WILLY BLOOM 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212-3958	1,208,615,149.00	6.26%

GOVERNMENT RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	1,201,879,012.00	6.23%

GOVERNMENT RESERVES — Capital Class MELLON BANK NA ATTN PAM PALMER 500 GRANT ST ONE MELLON FINANCIAL CENTER PITTSBURGH PA 15258-0001	1,112,733,855.00	5.77%

GOVERNMENT RESERVES — Class A NFS LLC FEBO C CALVERT KNUDSEN 602 36TH AVE E SEATTLE WA 98112-4316	2,090,304.74	11.03%

GOVERNMENT RESERVES — Class A NFS LLC FEBO DAVID S SNYDER TRUST 23351 BURBANK BLVD WOODLAND HLS CA 91367-4107	1,027,010.31	5.42%

GOVERNMENT RESERVES — Class A NFS LLC FEBO UPTON HOLDINGS LLC 2157 NORTON RD CHARLOTTE NC 28207-2137	1,003,763.33	5.30%

GOVERNMENT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	1,134,685,908.00	99.99%

GOVERNMENT RESERVES — G Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	154,166,547.46	96.88%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,736,643,411.00	46.16%

GOVERNMENT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	936,420,553.92	24.89%

GOVERNMENT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROBERT WALSH 2 JOURNAL SQUARE PLZ FL 3 JERSEY CITY NJ 07306-4001	757,626,303.50	20.14%

GOVERNMENT RESERVES — Institutional Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	330,771,489.06	8.79%

GOVERNMENT RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	136,169,248.49	78.86%

GOVERNMENT RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	33,223,802.28	19.24%

GOVERNMENT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	669,125,299.93	52.85%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT RESERVES — Liquidity Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	487,944,009.06	38.54%

GOVERNMENT RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	109,000,000.00	8.61%

GOVERNMENT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,999,668,628.00	97.84%

GOVERNMENT PLUS RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	172,404,162.34	92.51%

GOVERNMENT PLUS RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	855,522,591.31	61.68%

GOVERNMENT PLUS RESERVES — Capital Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	370,536,762.65	26.71%

GOVERNMENT PLUS RESERVES — Capital Class BAND & CO C/O US BANK ATTN: WILLY BLOOM 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE WI 53212-3958	98,520,970.49	7.10%

GOVERNMENT PLUS RESERVES — G-Trust BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	152,378,670.98	88.86%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
GOVERNMENT PLUS RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	128,705,016.21	100.00%

GOVERNMENT PLUS RESERVES — Liquidity Class FIM FUNDING INC C/O COLUMBIA FUNDS GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	11,288.96	100.00%

GOVERNMENT PLUS RESERVES — Retail A CLIFFORD LAWTON KATHY A LAWTON 14 HICKORY HILL WAY WEST GRANBY CT 06090-1503	789,345.26	10.39%

GOVERNMENT PLUS RESERVES — Trust Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	204,306,493.82	94.61%

MASSACHUSETTS MUNICIPAL RESERVES — G-Trust Class BANK OF AMERICA NA ATTN: KAROLYN KELLEY 411 N AKARD ST DALLAS TX 75201-3307	360,310,864.74	100.00%

MASSACHUSETTS MUNI RESERVES — Retail A Class NATIONAL FINANCIAL SERVICES CORP ATTN MIKE MCLAUGHLIN P.O. BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	91,208,182.47	94.70%

MONEY MARKET RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	4,925,000,000.00	85.37%

MONEY MARKET RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	789,317,931.36	13.68%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	6,281,423,370.00	66.44%

MONEY MARKET RESERVES — Capital Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYCARUSE NY 13057-1382	1,035,660,842.00	10.95%

MONEY MARKET RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	641,288,876.27	6.78%

MONEY MARKET RESERVES — G Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLR DALLAS TX 75201-3307	661,074,379.06	94.13%

MONEY MARKET RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,941,472,978.00	99.85%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR ALAMO HOUSING FINANCE CORP SERIES 2001 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	15,975,156.25	28.65%

MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR NORTEX HOUSING FINANCE CORP 2001-1 ATTN PEG MAKOWSKI 2001 BRYANT ST FL8 DALLAS TX 75201-3002	14,620,824.83	26.22%

MONEY MARKET RESERVES — Investor Class WELLS FARGO BANK TX NA TRUSTEE FOR HIDALGO/WILLACY ATTN CORPORATE TRUST-MELISSA SCOTT 505 MAIN ST STE 301 FORT WORTH TX 76102-5469	12,617,983.00	22.63%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MONEY MARKET RESERVES — Investor Class THE BANK OF NY TRUST CO OF FL AS TTEE FOR COASTAL BEND HOUSING FINANCE CORP SERIES 2001-1 ATTN PEG MAKOWSKI 600 NORTH PEARL ST STE 420 DALLAS TX 75201-4141	12,550,838.00	22.51%

MONEY MARKET RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	707,088,167.73	98.98%

MONEY MARKET RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	204,044,167.38	99.76%

MUNICIPAL RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	686,755,537.99	57.30%

MUNICIPAL RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	390,000,000.00	32.54%

MUNICIPAL RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	115,527,165.67	9.64%

MUNICIPAL RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,957,755,500.00	63.75%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	481,096,918.63	15.67%

MUNICIPAL RESERVES — Capital Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	342,568,631.58	11.15%

MUNICIPAL RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,225,223,116.00	100.00%

MUNICIPAL RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	529,509,515.56	56.94%

MUNICIPAL RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	395,269,873.30	42.50%

MUNICIPAL RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	66,154,734.70	98.95%

MUNICIPAL RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	186,926,289.12	97.85%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
MUNICIPAL RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	605,149,758.28	99.01%

NEW YORK TAX EXEMPT RESERVES — Adviser Class NFS LLC FEBO HOWARD KAGAN JANET M KAGAN 1085 PARK AVE APT 9B NEW YORK NY 10128-1188	7,253,935.49	42.01%

NEW YORK TAX-EXEMPT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,217,574.74	41.80%

NEW YORK TAX EXEMPT RESERVES — Adviser Class NFS LLC FEBO KINGSPORT INTERNATIONAL INC 159 W 53RD ST # 020 NEW YORK NY 10019-6005	1,011,210.44	5.86%

NEW YORK TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	244,467,914.57	82.84%

NEW YORK TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	51,997,286.40	99.79%

NEW YORK TAX-EXEMPT RESERVES — Daily Class FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL STREET BOSTON MA 02110-1802	10,485.74	100.00%

NEW YORK TAX-EXEMPT RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	31,083,124.97	100.00%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
NEW YORK TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	70,854,766.36	53.24%

NEW YORK TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	57,008,161.46	42.83%

NEW YORK TAX EXEMPT RESERVES — Retail A Class DOMENIC J VIGLIOTTI PO BOX 205 SOMERS NY 10589-0205	37,821.25	63.58%

NEW YORK TAX EXEMPT RESERVES — Retail A Class KELLY K PHILIP 14 HALL AVE LARCHMONT NY 10538-2929	21,665.82	36.42%

NEW YORK TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS, TX 75201-3307	738,036,941.84	95.57%

TAX-EXEMPT RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	66,229,434.32	48.65%

TAX-EXEMPT RESERVES — Adviser Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	53,701,516.55	39.45%

TAX-EXEMPT RESERVES — Adviser Class SATURN & CO C/O STATE STREET BANK & TRUST 200 CLARENDON ST FCG124 BOSTON MA 02116-5021	15,621,642.50	11.48%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,051,174,128.00	58.73%

TAX-EXEMPT RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	551,454,832.22	15.79%

TAX-EXEMPT RESERVES — Capital Class MELLON BANK NA ATTN PAM PALMER 500 GRANT ST ONE MELLON FINANCIAL CENTER PITTSBURGH PA 15258-0001	350,545,820.57	10.04%

TAX-EXEMPT RESERVES — Class A NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	29,404,553.03	77.05%

TAX-EXEMPT RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	144,121,587.70	99.53%

TAX-EXEMPT RESERVES — G-Trust Class BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	743,520,472.71	99.99%

TAX-EXEMPT RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	221,211,859.20	49.11%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	184,713,378.60	41.01%

TAX-EXEMPT RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING ATTN ROBERT WALSH 2 JOURNAL SQUARE PLZ FL 3 JERSEY CITY NJ 07306-4001	42,082,356.07	9.34%

TAX-EXEMPT RESERVES — Investor Class NFS LLC FEBO ALFRED MARTINEZ ANITA MARTINEZ 3866 BEUTEL CT DALLAS TX 75229-6101	4,100,846.47	21.73%

TAX-EXEMPT RESERVES — Investor Class NFS LLC FEBO TAKE HOLDINGS LTD TAKE GENPAR LLC 4420 UNIVERSITY BLVD DALLAS TX 75205-1639	4,030,840.96	21.36%

TAX-EXEMPT RESERVES — Investor Class NFS LLC FEBO GEORGE F LEONE 4100 HILDRING DR E FORT WORTH TX 76109-4714	3,148,275.85	16.68%

TAX-EXEMPT RESERVES — Investor Class NFS LLC FEBO JOHN W FEIK 221 GENESEO SAN ANTONIO TX 78209-5913	2,246,022.11	11.90%

TAX-EXEMPT RESERVES — Investor Class NFS LLC FEBO THOMAS M ROGOFF ANDREA O ROGOFF 4420 UNIVERSITY BLVD DALLAS TX 75205-1639	1,015,293.78	5.38%

TAX-EXEMPT RESERVES — Liquidity Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	51,514,993.71	72.19%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TAX-EXEMPT RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	19,840,695.36	27.81%

TAX-EXEMPT RESERVES — Retail A Class JOHN C STOWE C/O LUTCO BALL BEARINGS 677 CAMBRIDGE ST WORCESTER MA 01610-2631	1,440,309.52	10.14%

TAX-EXEMPT RESERVES — Retail A Class STEPHEN D R MOORE PATRICIA MOORE 10 BELLEVUE AVE CAMBRIDGE MA 02140-3614	1,438,826.85	10.13%

TAX-EXEMPT RESERVES — Retail A Class PHILIP S. KASTEN & CAROLYN KOSS KASTEN 6 AZALEA LANE NASHUA NH 03062-1894	876,125.23	6.17%

TAX-EXEMPT RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	7,714,535,066.00	98.92%

TREASURY RESERVES — Adviser Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	5,900,000,000.00	52.16%

TREASURY RESERVES — Adviser Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3920	3,430,032,011.00	30.32%

TREASURY RESERVES — Adviser Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	740,210,060.48	6.54%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Advisor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	650,248,694.10	5.75%

TREASURY RESERVES — Capital Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	7,827,477,220.00	51.77%

TREASURY RESERVES — Capital Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	2,980,388,791.00	19.71%

TREASURY RESERVES — Capital Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	984,053,138.66	6.51%

TREASURY RESERVES — Capital Class FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	776,439,732.08	5.13%

TREASURY RESERVES — Class A THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	349,184,137.76	94.43%

TREASURY RESERVES — Daily Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	2,145,311,451.00	99.94%

TREASURY RESERVES — Institutional Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	2,206,711,256.00	54.81%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Institutional Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	736,324,266.19	18.29%

TREASURY RESERVES — Institutional Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROBERT WALSH 2 JOURNAL SQUARE 3RD FLOOR JERSEY CITY NJ 07306	601,458,655.01	14.94%

TREASURY RESERVES — Institutional Class BANK OF AMERICA OF TEXAS NA NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS TX 75202-3908	420,000,000.00	10.43%

TREASURY RESERVES — Investor Class THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	372,268,840.47	63.68%

TREASURY RESERVES — Investor Class RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN ROBERT WALSH 2 JOURNAL SQUARE PLZ 3RD FLOOR JERSEY CITY NJ 07306-4001	120,673,419.04	20.64%

TREASURY RESERVES — Investor Class NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	79,753,388.21	13.64%

TREASURY RESERVES — Liquidity Class BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBORROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	186,000,000.00	17.72%

Principal Holder Ownership of the Funds

Fund/Share Class and Shareholder Account Registration	Share Balance	Percentage of Class
TREASURY RESERVES — Liquidity Class BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	798,072,708.59	76.04%

TREASURY RESERVES — Trust Class BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	1,708,264,450.00	99.03%

As of November 30, 2008, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
California Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	3,605,489,695.00	67.91%

Cash Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	19,986,429,922.00	41.63%

Connecticut Municipal Reserves	BANK OF AMERICA NA 411 N AKARD ST DALLAS TX 75201-3307	319,811,372.31	91.59%

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Government Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	12,653,810,531.00	39.28%

Government Plus Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	1,156,631,769.00	55.15%

Government Plus Reserves	BANK OF AMERICA NA 411 N AKARD ST 6TH FLOOR DALLAS TX 75201-3307	727,221,927.45	34.68%

Massachusetts Municipal Reserves	BANK OF AMERICA NA 411 N AKARD ST DALLAS TX 75201-3307	360,310,864.74	78.91%

Money Market Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	9,719,302,447.00	51.36%

Money Market Reserves	BANK OF AMERICA NA 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE NC 28255-0001	4,925,000,000.00	26.02%

Municipal Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK NY 10281-1003	3,715,971,893.00	44.61%

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Municipal Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	2,789,718,471.00	33.49%

New York Tax-Exempt Reserves	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	1,013,587,981.00	77.91%

Tax-Exempt Reserves	BANK OF AMERICA NA ATTN FUNDS ACCOUNTING (ACI) 411 NORTH AKARD ST DALLAS TX 75201-3307	10,509,229,667.00	81.41%

Treasury Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28255-0001	11,572,471,246.00	31.85%

APPENDIX A—DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the Columbia Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

•	AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

•	AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

•

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

•

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

•

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

•

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

•

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•	CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

•

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

•	CI rating is reserved for income bonds on which no interest is being paid.

•

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

•

SP-1. Notes rated SP — 1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

•	SP-2. Notes rated SP — 2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

•

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

•

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

•

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

•

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

•

A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

•

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

•

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

•

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

•	MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

•

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

•

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

•

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

•

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

•

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

•	CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

•	C bonds are in imminent default in payment of interest or principal.

•

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

•	F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

•	F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

•

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

•

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

•	B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

•

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

•	D obligations are in actual or imminent payment default.

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Applicable Regulations

Rule 206(4)-6 under the Investment Advisers Act of 1940

Form N-PX

ERISA Department of Labor Bulletin 94-2

Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to whom this policy applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

I. PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (i.e., Legal representative, CRM representatives, GWIM Investment Operations representatives, etc.) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II. CMA’S INVESTMENT ASSOCIATES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B - Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.

If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

1	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

Management of Conflicts of Interest — Additional Procedures

Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

IV. PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Vote Recommendation / Proxy Committee Request Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.	Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6.	Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

7.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

V. VOTING PROCEDURES

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts of Interest Officer.

Monitoring/Oversight

The Compliance Assessment Team within CRM and/or the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A—CMA’s Proxy Voting Policy CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

¡	Whether the company has attained benefits from being publicly traded.

¡	Cash-out value

¡	Balanced interests of continuing vs. cashed-out shareholders

¡	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

¡	Credible reason exists to question:

■	The auditor’s independence, as determined by applicable regulatory requirements.

■	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

¡

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

¡	Change, without shareholder approval the domicile of the fund

¡	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

Appendix B: Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[2]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group [3]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

2	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
3	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

Name:

Signed:

Date:

Appendix C: CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

APPENDIX C — DESCRIPTION OF STATE CONDITIONS

California

In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information relates specifically to California Intermediate Municipal Bond Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors. The economy of the State of California is the largest among the 50 States and is one of the largest and most diverse in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes.

Following an economic boom in the mid to late 1990s, the State’s economy began to slide in an economic recession beginning in 2001, and a sluggish recovery followed in 2002 and 2003, and as thousands of jobs were lost (with greatest impacts in the high technology, internet and telecommunications sectors) and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. The State’s economy began to improve in 2004 and grew at a solid pace. Beginning in fiscal year 2006-07, the State’s economic expansion began to cool as growth in both wage and salary employment and taxable sales declined, the unemployment rate rose and new residential building permits dropped. According to the California Legislative Analyst’s Office (the “LAO”), a nonpartisan agency, key factors contributing to the decline include high energy and gasoline prices and sharply declining real estate markets due primarily to the State’s overheated housing market and the subprime mortgage market crisis that followed the early 2000s’ housing boom

The global credit crunch, housing slump, reduced consumer spending, higher energy prices, higher unemployment and lower vehicle sales continue to weaken the State’s economy during 2008. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007 and then fell by 3.0 percent in the first half of 2008. After growing by 7.6 percent in 2006 and 5.2 percent in 2007, personal income grew by 4.1 percent in the first half of 2008. New vehicle registrations fell 2.3 percent in 2006, 6.5 percent in 2007, and 14 percent from a year ago in the first half of 2008.

Illiquidity in the credit markets is freezing investment and commerce in the State as individuals and businesses are finding it increasingly difficult to obtain bank financing, resulting in tens of thousands of lost jobs and billions in lost State revenues. Increases in subprime mortgage rates and falling home prices have resulted in record mortgage delinquencies and home foreclosures in the State. Foreclosures accounted for 50.0 percent of State home sales in September 2008, up from 12.6 percent a year ago. The median price of sold existing homes was $316,480 in September 2008, 41.0 percent lower than a year ago.

Residential construction has slowed significantly in 2008. New home construction permitting was down 43.0 percent from a year ago in the first nine months of 2008. For the first nine months of 2008, nonresidential permitting was down 8.1 percent from the same months of 2007. The slowdown was led by major reductions in industrial and office construction.

The downturn in the State’s economy has resulted in a significant jump in the State’s unemployment rate, from 5.4 percent in 2007 to 7.7 percent in September 2008, a 12-year high. Nonfarm payroll employment fell by

77,200 jobs from September 2007 to September 2008, with significant job losses in retail trade, construction and the financial sectors. Job losses have accelerated as the year progressed. In the first five months of 2008, the average monthly loss was 5,200 jobs, while in the last four months, it was 13,200 jobs.

As the economy falters, State revenues have declined sharply below forecast, resulting in a budget shortfall that the LAO estimates will reach $8.4 billion by the end of fiscal year 2008-09. In addition, absent corrective actions, the State is expected not to have sufficient cash to pay for certain services and programs by February or March of 2009. In response to the budget crisis, the Governor declared a fiscal emergency on December 1, 2008, ordering the State Legislature back to session to take immediate action to address the budget shortfall. In November 2008, the LAO projected that the reduction in revenues combined with the rise in State expenses would result in the State needing $27.8 billion in budget solutions over the next 20 months if no corrective action is taken.

In addition, according to a January 2005 study by the LAO, fluctuations in General Fund revenues are more pronounced than the volatility in the State’s overall economy and more substantial than the revenue fluctuations in other states. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying structural budget imbalance whereby anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenues.

The State’s economic downturn is anticipated to continue into 2009, as the economy shows no sign of recovering. According to an LAO fiscal outlook report released in November 2008 (the “Fiscal Outlook Report”), personal income growth is predicted to slow, from 6.3 percent in 2007 to 3.9 percent in 2008 and 2.1 percent in 2009, before partially rebounding to 2.6 percent in 2010 and averaging 5.4 percent annually thereafter through 2013-2014. New residential building permits are expected to be very depressed, averaging only a little over 70,000 in 2008 and 2009, rising to only 85,000 in 2010, and thereafter trending up slowly to end the forecast period at 140,000 in 2014. This compares to over 200,000 permits annually in both 2004 and 2005. The unemployment rate, which was as low as 4.9 percent as recently as 2006, is expected to average 9 percent in both 2009 and 2010, and may even rise above that.

Bond Ratings. Three major credit rating agencies, Moody’s Investors Service, Standard and Poor’s (or S&P) and Fitch Ratings, assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In May 2006, Moody’s upgraded the credit rating of the State’s general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California’s “strong economic growth in almost all sectors,” and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State’s structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State’s continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. On October 10, 2008, S&P placed the State’s general obligation bonds on negative credit watch, citing concerns over the State’s ability to access short-term financing to cover expenses until tax receipts arrive later in the year. Subsequently, in mid-October 2008, the State raised $5 billion of short term notes, ending a cash emergency that had threatened to send the State to the federal government for an emergency loan. The above ratings have remained unchanged for the past two years and it is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change such ratings in the future.

Notwithstanding the upgrades by the rating services, California’s general obligation bonds currently have lower ratings than all rated states other than Louisiana, which has the same ratings as California. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

State Finances. The monies of California are segregated into the General Fund and over 900 Special Funds. The General Fund consists of the revenues received by the State’s Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation. The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties (“SFEU”). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

A second budgetary reserve, called the Budget Stabilization Account Act (the “BSA”), was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the BSA 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the BSA is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004. The BSA will also be used to cushion future economic downturns or remediate natural disasters.

The California Department of Finance has the authority to transfer monies from the BSA back into the General Fund to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.494 billion from the BSA to the General Fund to address the fiscal emergency proclaimed by the Governor on January 10, 2008. In light of the condition of the General Fund, the Governor issued an executive order on May 28, 2008 suspending the 2008-09 transfer of $3.018 billion from the General Fund to the BSA.

As part of the 2008 Budget Act, the Governor has proposed changes to the BSA that are intended to help smooth out the unpredictable highs and lows in revenues that plague the State and contribute to recurring budget deficits. If approved by voters in the June 2009 election, the legislation would increase the size of the BSA from 5 percent of General Fund expenditures to 12.5 percent, require annual transfers to the BSA of 3 percent of General Fund revenues and eliminate the ability to suspend those annual transfers except that the annual transfer would not occur when funds can be drawn out of the BSA. In addition, the legislation would require that all current year revenue that is above 5 percent of the amounts included in a budget act be transferred to the BSA. Funds can only be transferred out from the BSA during periods of economic downturn if actual revenues during the fiscal year are below the prior year spending adjusted by population growth and per capita personal income growth. Funds transferred from the BSA back into the General Fund must be appropriated in a stand-alone bill. The amount transferred out of the BSA during a fiscal year will be limited to the amount which would bring revenues up to prior year spending adjusted by population and per capita personal income growth. When the balance in the BSA reaches 12.5 percent, any excess revenues acquired mid-year will be available for one-time expenditures only. The 2008 Budget Act also includes provisions authorizing the Director of Finance to reduce state operations budgets by up to 7 percent and freeze cost of living adjustments, rate increases or increases in state participation for up to 120 days if the Director of Finance determines, mid-year, that revenues have fallen below specified levels.

Budget Process.

California’s fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor’s proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits.

To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetos are subject to override by a two-thirds vote in each house of the Legislature. Appropriations also may be included in legislation other than the annual budget act. Except for bills containing appropriations for K-12 schools or community colleges, which require only a simple majority vote, appropriating legislation must be passed by a two-thirds majority in the Legislature and signed by the Governor. Funds necessary to fulfill an appropriation need not be in the State Treasury at the time the appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Fiscal Year 2007-08 Budget

The Governor’s budget for the 2007-08 fiscal year, released in January 2007, projected General Fund revenues and transfers of $102.3 billion, expenditures of $103.1 billion, and a year-end General Fund reserve of $2.1 billion for the fiscal year ending June 30, 2008. The May revision to the budget estimated General Fund revenues and transfers of $101.3 billion, expenditures of $103.8 billion and a year-end General Fund reserve of $2.2 billion. The budget act for fiscal year 2007-08 (the “2007 Budget Act”), enacted on August 24, 2007, provided for total expenditures of $102.3 billion from the General Fund with expected revenues of an equal amount, leaving a projected fiscal year end positive General Fund reserve of $4.1 billion. Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions, including the transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings. The 2007 Budget Act also assumed the sale of EdFund, the State’s student loan guaranty agency, to a private buyer, generating a projected $1 billion in one-time revenue.

Since the enactment of the 2007 Budget Act, slower economic growth, declining State revenues, increased State expenditures, a delay in the sale of EdFund until the 2009-10 fiscal year due, in part, to changes in the student lending industry and tightening credit markets, and other factors have eroded the budget reserves which, if left unaddressed, would create a budget gap of over $17 billion for the 2008-09 fiscal year as identified in the Governor’s May revision to the 2008-09 budget (the “2008 May Revision”). According to the 2008 May Revision, the single largest factor identified by the Governor is a $6.0 billion decrease in estimated General Fund revenues resulting from weaker than anticipated economic conditions in the State.

To partly address the budgetary imbalance, in February 2008, the Governor authorized the sale of $3.3 billion in Economic Recovery Bonds, the remaining balance of deficit financing bonds approved by voters in 2004, and called a special session of the Legislature to make immediate spending cuts.

Fiscal Year 2008-09 Budget

The Governor initially released his proposed budget for fiscal year 2008-09 on January 10, 2008. On May 14, 2008, the Governor released his 2008 May Revision, which assumed the General Fund would end fiscal year 2007-08 with a positive reserve of $1.7 billion. The 2008 May Revision projected General Fund expenditures would decrease from $103.5 billion in fiscal year 2007-08 to $101.8 billion in fiscal year 2008-09, and General Fund revenues would increase from $101.2 billion in fiscal year 2007-08 to $103.0 billion in fiscal year 2008-09, leaving an anticipated 2008-09 fiscal year positive reserve of $2.0 billion. The 2008 May Revision proposed a combination of spending cuts and one-time revenue solutions to address the budget gap.

On September 24, 2008, the Governor signed the budget act for fiscal year 2008-09 (the “2008 Budget Act”) after an 85-day delay, ending the longest budget stalemate in California’s modern history. The 2008 Budget Act assumed the General Fund will end fiscal year 2007-08 with a positive reserve of $4.0 billion. The 2008 Budget Act projected General Fund expenditures would increase slightly from $103.3 billion in fiscal year 2007-08 to $103.4 billion in fiscal year 2008-09, and General Fund revenues would decrease 1.0 percent, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09, leaving an anticipated 2008-09 fiscal year positive reserve of $1.7 billion. The 2008 Budget Act projected a deficit of $1.0 billion in fiscal year 2009-10. The 2008 Budget Act fully funds the minimum education funding required by Proposition 98 with $41.9 billion in General Fund dollars for K-12 education and community colleges.

To address an anticipated $15.2 billion budget deficit, the 2008 Budget Act adopted a combination of spending cuts and revenue solutions but did not borrow funding from voter approved local government or transportation funds. Spending cuts account for 47 percent of the budget solutions, more than any other category. The 2008 Budget Act includes approximately $9.15 billion in spending cuts across many State programs, an additional $510 billion in General Fund expenditure vetoes by the Governor and General Fund savings of an additional $350 million due to the delay in enacting the 2008 Budget Act and the effect of the Governor’s executive order terminating the services of some temporary State employees and reducing overtime.

In addition to spending cuts, the 2008 Budget Act enacted one-time revenue solutions to address the budget deficit and avoid even deeper cuts in State services. The one-time revenue solutions include:

•	new revenues for fiscal year 2008-09 by collecting some taxes earlier, removing some tax deductions for corporations and establishing a new 20 percent penalty on companies that understate their taxes;

•

proposed changes to the State lottery which, if approved by California voters in the June 2009 election, would provide the State lottery with operational flexibility and would raise up to $15 billion in revenues during the next three years by securitizing future revenues resulting from the lottery’s projected improved performance;

•	accounting changes and delays in disbursement of deferred apportionments for K-12 schools and community colleges and other disbursements in the start of the 2008-09 fiscal year; and

•	a suspension of the transfer of $1.5 billion from the General Fund to the BSA.

The one-time revenue solutions do not provide for recurring sources of revenues. For example, tax law changes enacted by the 2008 Budget Act are expected to bring in $6.1 billion in new revenues for fiscal year 2008-09, but only $1.5 billion for fiscal year 2009-2010. Early collection of some taxes this year means less of those taxes to be collected next year.

The State faces a number of issues and risks that may impact the General Fund and reduce or eliminate the budget reserves included in the 2008 Budget Act. Some of the more significant risks include lower than projected revenues due to the deteriorating State economy, lower than expected revenues from tax changes and other revenue measures adopted by the 2008 Budget Act and increased spending to fund prison healthcare capital projects pursuant to court order. In addition, the Governor expects to receive the first $5 billion of securitized revenue in fiscal year 2009-2010 from changes in the State lottery to help balance the budget. Although the LAO acknowledged in its “Overview of the May Revision” publication that lottery securitization may be a reasonable way to help balance the budget, the LAO concluded, however, that the Governor’s plans makes “overly optimistic and potentially unobtainable assumptions about the ability of the lottery to increase its profits” and, therefore, “there is a very strong likelihood that distributions to public education would fall well short of the $1.2 billion per year targeted by the administration,” which could result in new spending pressures from the General Fund. Furthermore, if voters reject the lottery plan, California budget shortfalls in future years may grow.

Since the enactment of the 2008 Budget Act, General Fund revenues have continued to fall precipitously below forecast as the economy falters and the State continues to suffer from soaring unemployment and decreased taxable revenues caused, in large part, by reduced consumer spending, the credit and housing crisis and volatility in the financial markets. As a result, the LAO projects in its November 2008 Fiscal Outlook Report that the State faces a budget deficit of $8.4 billion by the end of fiscal year 2008-09 and increasing to $27.8 billion by mid-2010 if no corrective action is taken. The main factor contributing to the budget shortfall is declining revenues, with the State’s three major taxes – the personal income tax, sales and use tax, and corporation tax – projected to fall more than $8 billion below estimates according to the LAO.

In response to the State’s deteriorating finances, the Governor declared a fiscal emergency on December 1, 2008 to call lawmakers into a special session to address the budget gap just days after another special session failed to close the shortfall. Under the State’s Proposition 58, the Legislature will have 45 days to pass measures on resolving the fiscal crisis and, if at the end of that time they have not, the Legislature will not be allowed to adjourn or act on other bills until they do. The Republican governor and Democratic lawmakers have proposed a combination of tax increases, increased vehicle license fees and spending cuts, primarily to education, to address the budget shortfall, but, as of the start of the emergency session, Republican lawmakers have steadfastly continue to refuse to raise taxes, which requires a two-thirds vote for approval.

Future Budgets.

Actions taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures cannot be predicted. Among many other variables, a significant source of future liabilities is the post-employment health benefits that the State provides to its employees and their spouses and dependents. The State recognizes these costs on a “pay-as-you-go” basis, and the amount budgeted for these benefits has increased from $661 million in fiscal year 2003-04 to more than $1.16 billion in fiscal year 2008-09. The State anticipates that these costs will continue to grow in the future. The long-term costs for post-employment benefits may negatively affect the State’s financial reports and impact is credit ratings if the State does not adequately manage these costs. It is anticipated that these costs will continue to grow in the future.

The State budget will also be affected by national and State economic conditions and other factors.

State Indebtedness.

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2008 Debt Affordability Report, the State Treasurer provided data on three numeric ratios that historically have been used to measure the State’s debt burden: (i) debt service as a percentage of General Fund revenues; (ii) debt as a percentage of personal income; and (iii) debt per capita. The State’s debt service to General Fund revenues, which measures a state’s fiscal flexibility, was 4.59 percent for fiscal year 2007-08, based on $4.42 billion in general obligation bond debt service payments versus $96.38 billion in General Fund revenues. The ratio is projected to be 4.92 percent for fiscal year 2008-09, based on $5.01 billion in debt service payments versus $102.99 billion in General Fund revenues, as projected by the Department of Finance. According to data provided by Moody’s in a report released in March 2008, the State’s ratio of debt as a percentage of total personal income, which measures a state’s potential to raise revenues to pay for operations and debt service, was 4.3%. According to the same data, the State’s ratio of debt per capital, which measures each state resident’s share of the State’s total debt, was $1,685. The median debt as a percentage of personal income and debt per capital for the ten most populous states, according to the Moody’s report, were 3.0% and $986, respectively.

The State Treasurer, however, continues to emphasize examining debt affordability from a public policy perspective, an approach introduced by the State Treasurer in its 2007 Debt Affordability Report, rather than relying on historic ratios. Establishing the right debt level, according to the State Treasurer, requires “placing a priority on infrastructure, stacking that priority up against other spending priorities, then making budget decisions to implement those priorities.” The report emphasizes two fiscal planning recommendations first published in the 2007 Debt Affordability Report:

•	Adopt a long-term horizon for planning and prioritizing that encompasses spending on both services and infrastructure.

•	Fix the State’s structural budget to ensure the long-term fiscal strategy can be implemented.

General Obligation Bonds. California’s capacity to issue general obligation bonds is described in the State constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of November 1, 2008, the State had outstanding approximately $57.1 billion aggregate principal amount of voter-authorized general obligation bonds (including $9.1 billion of ERBs). As of November 1, 2008, there were unused voter authorizations for the future issuance of approximately $56.8 billion long-term general obligation bonds.

In response to the Governor’s proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The funds authorized by the four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security, (ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

An initiative measure authorizing $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State issued the first $250 million tranche in October 2007 to fund new research grants and pay off $48 million in outstanding bond anticipation notes incurred to support the research while litigation was pending.

In the November 2008 general election, voters also approved a $9.95 billion bond measure to finance the partial cost of constructing a high speed rail system connecting Northern and Southern California, a $980 million bond measure to fund the construction, expansion, remodeling, and equipping of children’s hospitals, and a $900 million bond measure to provide loans for the State’s veterans’ farm and home purchase program. Voters, however, rejected a $5 billion bond measure to fund subsidies for the purchase of high fuel economy or alternate fuel vehicles and research on alternate fuels.

Commercial Paper. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $2.5 billion principal amount of general obligation commercial paper notes may be outstanding at any time. As of September 24, 2008, the State had $1.3 billion aggregate principal amount of general obligation commercial paper notes outstanding.

Lease-Revenue Bonds. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.7 billion General Fund-supported lease-revenue debt outstanding at November 1, 2008. On May 3, 2007, Governor signed legislation authorizing the issuance of up to $7.4 billion lease revenue bonds to finance construction of state prisons, county jails and local re-entry facilities. On October 11, 2007, a Superior Court judge dismissed a lawsuit challenging the legality of the proposed financing. The State Public Works Board had about $11.5 billion authorized and unissued lease-revenue bonds as of September 1, 2008.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $52.1 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2008.

Future Issuance Plans. In light of significant new authorizations for State bonds, the State expects the volume of general obligation bonds and lease revenue bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on, among other factors, the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. Because of the uncertainties associated with the above factors, the State Treasurer cannot provide specific projections of issuance amounts for the current fiscal year and the next several years, but it anticipates that the level of issuance will increase over the averages of the past several years to address the backlog of authorized bonds.

Potential future bond issuances being promoted by the Governor include a $9.3 billion bond measure to expand the State’s water supply and management systems to meet the needs of population growth and manage the effects of climate change and a $11.6 billion and a $12.3 billion bond measure to continue funding the State’s K-12 schools and the State’s higher education system, respectively, beyond the financing provided by current bonds.

Economic Recovery Bonds. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State’s full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. In February 2008, the State issued an additional $3.2 billion of ERBs to relieve cash flow and budgetary shortfalls identified in the Governor’s proposed 2008-09 budget. No additional ERBs may be issued under Proposition 57, except for any refunding bonds that may be issued in the future. Approximately $2.9 billion of ERBs have been retired early through redemptions during fiscal years 2005-06, 2006-07 and 2007-08, and an additional $500 million has been redeemed in July 2008.

Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.26 billion for General Fund purposes.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $5.0 billion of revenue anticipation notes in October 2008, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State’s cash flow requirements during the fiscal year.

Inter-fund Borrowing. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of September 30, 2008, there were approximately $7.2 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

Tax Revenues.

The State’s major tax revenue sources are personal income tax, sales tax, corporation tax, and insurance tax. The personal income tax, which currently accounts for slightly more than half of General Fund tax revenues, is closely modeled after the federal income tax law. It it is imposed on net taxable income, with rates ranging from 1.0 percent to 9.3 percent. In addition, Proposition 63, approved by the voters in the November 2004 election, imposes a one percent surtax on taxable income over $1 million in addition to the 9.3 percent rate. Proceeds from the surcharge are required to be used to expand county mental health programs. Individual taxpayers also may be subject to an alternative minimum tax, which is much like the federal alternative minimum tax. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 47.9 percent of the total personal income tax in tax year 2006. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, contributes volatility to personal income tax receipts, accounting for as much as 24.8 percent and as little as 7.8 percent of General Fund revenues in the last 10 fiscal years. The 2008-09 May Revision estimates that capital gains and stock option tax receipts will account for 14.9 percent of General Fund revenue and transfers in 2007-08 and 12.9 percent in 2008-09.

The sales tax, which currently accounts for just over one quarter of General Fund tax revenues, is imposed on most retail sales and leases, subject to a number of exemptions. The base state and local sales tax rate is 7.25 percent, but is higher in certain local jurisdictions.

Corporation tax revenues are comprised of the franchise tax and corporate income tax, which apply to businesses doing business in California or deriving income from California sources, is levied at 8.84 percent rate on apportioned by formula to the State of California. Banks and other financial corporations are subject to the franchise tax plus an additional 2 percent tax on net income. California has an AMT similar to federal law. Subchapter S corporations are taxed at 1.5 percent of profits. California imposes either a franchise tax of 8.84 percent or an income tax of the same rate on all domestic and foreign corporations carrying on trade or business in, or deriving income from sources within, the state. The franchise tax is measured by net income from California sources and is imposed on banks, corporations, and certain noncorporate entities that are doing business in California, are incorporated in California, or have obtained a certificate of qualification from the Secretary of State to transact intrastate business. Corporations that are not subject to the franchise tax but nonetheless derive income from California sources are subject to a corporation income tax based on net income from California sources. Banks and other financial corporations that are subject to the franchise tax are also subject to an additional 2 percent tax on net income, in lieu of most other taxes. California imposes an AMT on general corporations, which is similar to federal law. Subchapter S corporations are taxed at 1.5 percent of profits. Limited liability companies are subject to LLC fees; however, after legal challenge to the courts, the annual LLC fee provision in effect until October 10, 2007 was determined to be unconstitutional because it was unapportioned until it was amended in 2007. Refunds of the fee paid prior to the 2007 amendment may be limited to the difference between the levy actually paid and the amount that could have been constitutionally collected using a proper method of apportionment, though it is unclear whether a retroactive apportionment formula added by the 2007 amendment, if it were challenged in court, would be upheld as constitutional. In addition, a separate legal challenge to the LLC fee is currently pending in the California courts, which may trigger additional refunds.

The majority of insurance written in California is subject to a 2.35 percent gross premium tax, with exceptions for certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits

California’s estate “pickup” tax is limited to the amount of state death tax credits allowed under federal estate tax law. Those federal credits were completely phased out by the end 2005; however, under sunset provisions in the relevant statutes they will be reinstated after 2010, unless further legislation is enacted. If the relevant federal estate tax credits are restored, California’s estate tax will also be reinstated.

Constitutional, Legislative and Other Factors. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, and added complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

The primary units of local government in California are the 58 counties, which are responsible for the provision of many basic services. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities and other services. Some local governments in California have experienced notable financial difficulties, including Los Angeles County, Orange County, San Diego County and, more recently, the City of Vallejo, California, which filed for Chapter 9 bankruptcy protection in May 2008 after incurring a $17 million budget deficit. There is no assurance that any State issuer will make full or timely payment of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local State issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligation in the event of default.

The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at roughly one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on change in ownership (subject to certain exceptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner’s acquisition, the amount of tax on comparable properties varies widely.

Proposition 4 or the “Gann Initiative” (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

In 1996, California voters approved Proposition 218 to amend the California Constitution to include some of the statutory amendments enacted pursuant to Proposition 62 (Cal. Const. Arts. XIIIC and XIIID). Proposition 218 requires a majority of a local entity’s electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity’s electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any special tax increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local government entities may have their ratings reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

The fiscal relationship between the State and cities and counties changed in 2004, with the enactment of Proposition 1A and related legislation. Among other things, Proposition 1A limits the State’s access to local government revenue sources by placing hurdles to the State’s ability to borrow such revenues. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. The State’s authority to mandate activities on cities, counties and special districts is, as of fiscal year 2005-06, conditioned on the State providing funding for such activities. Mandates without funding are suspended and the local governments need not comply. Proposition 1A further requires the State to reimburse local governments for mandated costs incurred prior to the 2004-05 fiscal year, beginning in 2006-07 over a period of 15 years. The estimated remaining claims for mandated costs is $1.0 billion.

Other litigation and initiatives complicate the State’s ability to spend tax revenue.

In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. This suspended amount was fully paid in 2005-06. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers Association, which has been settled. The State agreed to retire the $2.8 billion obligation with a $300 million payment in fiscal year 2007-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid.

In addition, the Legislature had deferred payments of an additional shortfall of $1.4 billion below the amounts required by Proposition 98 in fiscal years 1995-96, 1996-97, 2002-03 and 2003-04 due to changes in various Proposition 98 minimum funding formula factors applicable to those years. These settle-up obligations are to be repaid in annual increments of $150 million beginning in fiscal year 2006-07.

In a fiscal emergency special session of 2008, the State Legislature adopted legislation that reduced the 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.1 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding. As a result, the enacted Proposition 98 guarantee for fiscal year 2007-08 was $56.8 billion and the General Fund share was $41.6 billion. Proposition 98 appropriations also exceeded the minimum guarantee by $946 million. The 2007-08 Proposition 98 appropriations, however, are $218 million below the current estimate of the 2007-08 Proposition 98 minimum guarantee.

The Proposition 98 guarantee for fiscal year 2008-09 is projected to grow to $58.1 billion with the General Fund share increasing to $41.9 billion. As a result of previous maintenance factor balances and $834 million maintenance factor generated in fiscal year 2008-09, the total estimated maintenance factor balance will be $1.9 billion at the end of fiscal year 2008-09. This maintenance factor balance is required to be restored to the Proposition 98 budget over future years as economic conditions improve.

In March 2007 the Governor received a series of reports on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for increased education funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources. As of November 2008, the Governor has not proposed providing any additional funding beyond that which is required by the State’s constitution.

With a ballot initiative in November 2004, voters approved surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State’s personal income tax.

More recently, in November 2006, voters approved Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Additionally, voters defeated an initiative measure included in the February 2008 statewide election that would have, among other things, modified Proposition 98 to create a special funding guarantee for community colleges, different from the funding guarantee for K-12 schools.

The full impact of enacted propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

Effect of Other State Laws on Bond Obligations. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

Some of the significant proceedings, as reported by the California Office of the Attorney General, have been recently decided against the State. These cases include a trial court judgment against the State finding that $409 million in reimbursements from the Public Transportation Account to the General Fund for past debt service payments was illegal and an appellate court’s ruling that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell, Inc. sold with computers, which will result in a tax refund that may exceed $250 million.

The State is also subject to several lawsuits challenging the constitutionality of prison health care. In April 2006, a district court appointed a receiver to run and operate the medical health care portion of the prison health care delivery system. In response to the litigation, a prison spending bill, AB 900, was enacted on May 3, 2007, which provides for a spending package of $7.8 billion, including lease revenue bonds not supported by the General Fund. Issuance of the lease revenue bonds, however, has been stayed pending resolution of litigation challenging the constitutionality of the lease revenue bond financing method in AB 700. The receiver has filed a motion asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison healthcare capitol projects the receiver is seeking to construct and to order the State to pay $8 billion to fund such projects, approximately $3 billion of which would be required in fiscal year 2008-09. The court took the motion under submission. At a subsequent hearing on October 27, 2008, the court ordered the State to inform the court of its specific plans to transfer $250 million of previously appropriated and unencumbered AB 900 funds to the receiver. The State has not yet responded to the court’s ruling.

Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State’s method of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. In another series of pending cases, plaintiffs assert that the State owes interest on private property that has escheated to the State. If these cases are decided in favor of plaintiffs, cost to the State could be in excess of $500 million.

The State is also subject to penalties if it fails to meet the conditions attached to federal funds. For example, California’s welfare caseload is subject to a 50% work participation level beginning in federal fiscal year 2007, but considerable improvement in work participation rates must be achieved to avoid penalties, which could cost the state and counties more than $1.5 billion over a five-year period, beginning in fiscal year 2009-10. Efforts to address improving work participation began during fiscal year 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to improve the ability of the State and counties to meet federal work requirements.

Recent Developments Regarding Energy. The stability of California’s power grid and its transmission capacity remains of concern. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California’s energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California’s supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

After reaching record highs of above $4.55 per gallon in June of 2008, the price of gasoline in the State has since declined to an average of $1.95 per gallon as of December 1, 2008 due to slumping demand.

hurt corporate profit and pinch consumer spending, thereby reducing the State’s tax revenues. Rising fuel costs could also significantly disrupt economic activity in general and place upward pressures on inflation.

Natural gas prices in California are not regulated and therefore may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, a significant part of which is fueled by natural gas.

California’s Global Warming Solutions Act of 2006 requires the State to reduce greenhouse gas emissions by 2020. Policies to implement this mandate are currently under evaluation. California’s electricity sector is expected to face particular challenges in reducing emissions, in part because a significant percentage of electricity consumed by Californians is generated by coal-fired plants outside the State. At the November 2008 general election, voters rejected Proposition 7, an initiative that would have required utilities in the State to generate 20 percent of their power from renewable sources by 2010 and Proposition 10, a $5 billion bond measure to fund subsidies for the purchase of high fuel economy or alternate fuel vehicles and research on alternate fuels.

The cost and availability of electricity, oil, gas, and other energy sources is a relevant factor to the State’s economic growth potential. There can be no assurance that there will not be future disruptions in energy supplies or related developments that could adversely affect the State’s and local governments’ economies, and that could in turn affect State and local revenues.

Seismic Activity. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. More recently, on July 29, 2008, a 5.4 magnitude earthquake struck Chino Hills, about 35 miles east of downtown Los Angeles, but there were no reports of major injuries or damage. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damaged to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

Fire. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The California Department of Forestry and Fire Protection bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In November 2008, large wildfires in Southern California have destroyed over 800 homes and burned over 40,000 acres, resulting in the Governor declaring a state of emergency for Los Angeles, Orange, Riverside, San Bernardino and Santa Barbara counties. Other large wildfires have scorched more than 1.3 million acres and destroyed 306 homes in Santa Cruz, Santa Clara, Humboldt, Butte and other counties in the State during the summer of 2008. The State has also experienced large wildfires in past years, including in 2003, 2005 and, more recently, in 2007, when large wildfires ravaged San Diego and other Southern California counties, destroying more than 1,500 homes and causing prompting mass evacuation in San Diego county, the region hardest hit by the fires. Southern California is also in the midst of a two year drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

Water Supply and Flooding. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. After two consecutive years of below average rainfall, the State is currently facing its most significant water crisis in its history. As a result, on June 5, 2008, the Governor declared a statewide drought and directed the Department of Water Resources to cooperate with local water agencies to implement aggressive water conservation efforts. Court-ordered restrictions on water deliveries from the Sacramento-San Joaquin delta have reduced supplies from the State’s two largest water systems by twenty to thirty percent. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 24, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood Control System. The Governor has commissioned up to $500 million of State funds to evaluate and repair the State levee system, some of which may be reimbursed by the federal government or from bond funds. To date, nearly 250 levee repair sites have been identified, with repairs to more than 100 of the most critical sites having already been completed. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

Connecticut

The following information, based on information publicly available as of October 23, 2008, is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors.

State Economy

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York City. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period from 1940 to 1970, and slowed substantially during the past three decades. Connecticut had a population count of 3,405,565 in April 2000, an increase of 118,449, or 3.6%, from 1990. The mid-2007 population in Connecticut was estimated at 3,502,309, up 0.2% from a year ago, compared to increases of 0.2% and 1.0% for New England and the United States, respectively. The State has extensive transportation and utility services to support its economy.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower output growth in the early 2000s, but expanded at a healthy pace in 2006, surpassing the New England growth rate and following just below the national growth rate (2.5% growth to 2.9% growth, respectively). Employment has gained approximately 61,270 jobs by the third quarter of 2007 since it bottomed out in the third quarter of 2003 and the unemployment rate has generally been lower than the national rate.

State Budgetary Process

The State’s fiscal year begins on July 1 and ends June 30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

State General Fund

The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds.

The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly. The Connecticut General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

Budget for Fiscal Years 2007-2008 and 2008-2009. In a June Special Session, the General Assembly passed and the Governor signed into law Public Act No. 07-1, An Act Concerning the State Budget for the Biennium Ending June 20, 2009, and Making Appropriations Therefor (the “Act”). The budget for fiscal year 2007-2008 includes General Fund revenues of $16.3156 billion and net appropriations of $16.3149 billion, resulting in a projected surplus of $0.7 million. The budget for fiscal year 2008-2009 includes General Fund revenues of $17.0731 billion and net appropriations $17.0723 billion, resulting in a projected surplus of $0.8 million.

Pursuant to Public Act No. 07-1 of the September Special Session, the General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for the 2008-2009 fiscal year to $0.1 million.

The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-2007 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-2007 General Fund surplus to the budget for fiscal year ending June 20, 2009, resulting in a net reduction in the anticipated fiscal year 2006-2007 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations are for one-time purposes and approximately $318.4 million of the appropriations are for on-going purposes.

The budget is $690.4 million above the expenditure cap in fiscal year 2007-2008 and $28.2 million below the expenditure cap in fiscal year 2008-2009. In accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-2008. This declaration was ratified by a three-fifths vote of each house of the General Assembly.

Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendations for adjustments and revisions to the enacted budget. On February 6, 2008 the Governor submitted her status report to the General Assembly. The General Assembly convened on February 6, 2008 to consider the Governor’s proposed adjustments and revisions.

The legislature did not make any midterm budget adjustments for the 2008-2009 fiscal year in the legislative session which ended May 7, 2008. However, in subsequent special sessions, $79 million was appropriated for energy relief programs in fiscal year 2008-2009 and the 2007-2008 surplus of $83.4 million plus the transfer of $16 million pursuant to Section 91 of Public Act No. 07-1 of the June Special Session, was transferred for use in fiscal year 2008-2009. In addition, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Pursuant to the Comptroller’s estimated unaudited preliminary financial results dated September 2, 2008, the Comptroller estimated the General Fund revenues for the 2007-08 fiscal year were $16.4188 billion, General Fund expenditures and miscellaneous adjustments were $16.3194 billion and the General Fund balance for the 2007-2008 was estimated to have a surplus of $99.4 million. The entire surplus has been reserved for fiscal year 2008-2009 spending.

State Debt

Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from the specified revenues and other funds, which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of September 1, 2008, there was $9.855 billion of direct general obligation bond indebtedness outstanding.

There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit for State Direct General Obligation Debt. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amounts of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, certain items are excluded or deducted, such as refunded indebtedness and borrowings payable solely from the revenues of a particular project. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.

Under the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. As of February 1, 2008, the State’s aggregate indebtedness was below 80% of the statutory debt limit.

Ratings. The State’s most recent tax-exempt general obligation bond issue (December 12, 2007) was rated Aa3 by Moody’s Investors Service, AA by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. and AA by Fitch Ratings. There can be no assurance that these ratings will remain in effect in the future.

Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by special taxes or revenues pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority, and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund for which the State has limited contingent liability. The State has also undertaken certain limited or contingent liabilities to assist municipalities. The State has made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service loans to finance child care facilities and has certain other contingent liabilities for future payments.

Litigation

The State, its officers and employees, are defendants in numerous lawsuits, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position. There are, however, several legal proceedings which, if decided adversely against the State either individually or in the aggregate may require the State to make material future expenditures or may impair revenue resources. It is neither possible to determine the outcome of these proceedings nor to estimate the possible effects adverse decisions may have on the future revenue sources of the State.

Local Government Debt

General. Numerous governmental units, including cities, towns and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut General Statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

	Debt Category	Multiple
(i)	all debt other than urban renewal projects, water pollution control projects, school building projects and funding of an unfunded past benefit obligation	2 1/4
(ii)	urban renewal projects	3 1/4
(iii)	water pollution control projects	3 3/4
(iv)	school building projects	4 1/2
(v)	funding of an unfunded past pension benefit obligation	3
(vi)	total debt, including (i), (ii), (iii), (iv) and (v) above	7

MASSACHUSETTS

Columbia Massachusetts Municipal Reserves’ ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund’s shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states, although this risk is low for a money market fund. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer’s ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

NEW YORK

The following section relates specifically to New York Tax-Exempt Reserves. The information about New York State (the “State”) and its municipalities, including, in particular, New York City (the “City”), constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all conditions that may adversely affect issuers of New York municipal bonds. This summary derives from official statements used in connection with the preparation of State and City budgets and the issuance of municipal bonds by the State, the City and other municipalities, from the official updates to such statements, from public statements by State and City officials, and from other publicly available documents.

We have not independently verified this information and assume no responsibility for its completeness or accuracy.

The following synopsis does not include all of the information pertaining to the budget, receipts and disbursements of the State or the City that would ordinarily be included in State- or City-issued public documents, such as an official statement prepared in connection with the issuance of State general obligations bonds. Such official statements, and any related updates or supplements, are available by request from the State budget office or at websites maintained by State and City agencies.

New York State

The State is in the midst of an eventful fiscal year. In September and October 2008, the nation’s financial sector experienced a series of shocks, triggered in part by widespread credit dislocation in the subprime housing market and resulting in the restructuring or bankruptcy of a number of major companies headquartered or otherwise present in the State. In addition, on December 1, 2008, the National Bureau of Economic Research announced that the nation as a whole has been in a recession since December 2007, and there have been no reliable projections of when the recession may end. These events have significantly impacted earlier budget projections and the overall economic outlook for the state.

The current fiscal year began on April 1, 2008 and ends on March 31, 2009 (“State Fiscal 2008-09”, and each such April 1 to March 31 cycle a “State Fiscal Year”). Projections by the State Division of the Budget (the “DOB”) for the first few months of State Fiscal 2008-09 took into account a deteriorating outlook for the financial services industry. During this period, the DOB began implementing administrative measures, which were expected to save $630 million in Fiscal 2008-09. Measures included reductions in health care and local assistance spending, according to the October 28, 2008 Update to the Annual Information Statement for the State of New York (the “Information Statement Update”, updating the May 12, 2008 Annual Information Statement, the “Information Statement”). However, the September and October 2008 events magnified the expected effects of the economic downturn to a degree that prior measures could address only in part.

As we have noted in previous Statements of Information, national and international changes in the financial sectors have a disproportionate effect on the State and City. The City is the nation’s leading center of banking and finance. As a result, the banking and finance sectors are far more important to the economic well-being of New York State than that of other states or the nation as a whole. Poor performance in these sectors nationally and internationally translates into decreases in the City and the State’s revenue base.

Many other complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s financial planning. These forces may impact the State unpredictably from fiscal year to fiscal year and are, in turn, impacted by governments, institutions, and events that are not subject to the State’s control. The State’s budget is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of changes in the national and State economies.

The State Legislature approved Governor David Paterson’s proposed budget for State Fiscal 2008-09 (the “Enacted Budget”) on April 9, 2008. On the basis of the Enacted Budget, the DOB is responsible for preparing the State Fiscal 2008-09 Enacted Budget Financial Plan (the “Enacted Plan”), evidencing the actions of the Legislature and Governor of the State through April 1, 2009. The DOB also issues a mid-Fiscal Year update of the financial plan, which was published on October 28, 2008 for this State Fiscal Year (the “Updated Plan”). The Updated Plan includes estimates for State Fiscal 2008-09, and projections for State Fiscal 2009-10 through State Fiscal 2011-12.

The Enacted Plan and Updated Plan contain estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are premised upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, changes in federal law and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

The State accounts for income and spending by fund where the activity takes place (such as the General Fund and All Governmental Funds), and purpose (such as state operations). The General Fund receives the largest portion of State tax revenue and all income not earmarked for a particular program or activity. It is used to account for all financial transactions except those that State law mandates separate accounting for in a specialized fund. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. Since the State Constitution requires the General Fund to be balanced on a cash basis, the Enacted and Updated Plans focus discussion and analysis on the General Fund.

The All Governmental Funds category covers activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. Estimates for the All Governmental Funds pool State funds and federal grants across the four fund types, providing the most comprehensive view of the State’s finances. They exclude Fiduciary, Internal Services and Enterprise Funds.

New York State Budgetary Outlook

The DOB predicts that the global financial crisis’s economic impact on the State will be “severe and long-lasting” and forecasts large General Fund budget deficits for the current and two subsequent State Fiscal Years.

According to the Information Statement Update and the Updated Plan, the budget gap for State Fiscal 2009-10 is expected to be the largest in absolute dollars the State has ever faced. However, as a percentage of the General Fund budget, the deficit this State Fiscal Year is of similar magnitude to that in State Fiscal 2003-04. In State Fiscal 2003-04, the State successfully closed an $11.2 billion budget gap, which represented 28.4% of the then-$39.5 billion General Fund.

Although Governor Paterson convened the Legislature in a special session on November 18, 2008 (the “November Special Session”) to consider options for closing the State Fiscal 2008-09 shortfall, lawmakers at the November session were unable to agree on additional budget cuts.

The Governor has said that he plans to present the State Fiscal 2009-10 budget to the Legislature in mid-December, 2008, a month earlier than the January 20, 2009 deadline mandated by the State constitution, in an effort to stimulate prompt action in achieving a balanced budget for the coming State Fiscal Year.

Key factors contributing to the current budget gap include significant downward revisions in expected General Fund revenue, especially those derived from tax receipts, as compared to the DOB’s estimates at the outset of the State Fiscal 2008-09. Budget gaps for subsequent years are also expected to increase in part as a result of anticipated continuing declines in tax revenues. Lower tax revenues take into account anticipated layoffs in the financial services sector and greatly reduced bonuses in the finance and insurance sectors.

On the other hand, some factors will offset these losses to a small degree. The Governor and Legislature approved cost-cutting measures at a special session in August 2008 (the “August Special Session”) for a projected savings of $427 million. These August Special Session measures primarily took the form of Medicaid cuts of $127 million, across the board local reductions of $182 million, and other savings actions of $118 million.

To help balance future budgets, the Enacted Plan set aside General Fund reserves, as it has in prior years. General Fund reserves include the Tax Stabilization Reserve, the Rainy Day Reserve Fund, the Community Projects Fund Reserve, the Contingency Reserve, the Debt Reduction Reserve and reserves set aside for labor settlements and other matters. The Enacted Plan’s estimated reserves for State Fiscal 2008-09 were $2.0 billion (down from actual State Fiscal 2007-08 reserves of $2.8 billion), with $175 million of this amount in the Rainy Day Reserve Fund. The Rainy Day Reserve Fund can be used only to respond to unforeseen year-end deficits, economic downturns or catastrophic events. At the time of the Updated Plan, the DOB expected the State to end the current fiscal year with only $1.6 billion in reserves, but with the Rainy Day Reserve Fund intact. These projections are based on the assumption that the State will address the projected shortfall through legislative or administrative measures. Although the November Special Session failed to address the shortfalls through legislative means, the State has not yet revised these projections.

The events of the past year have been devastating for the State’s financial sector. The prime brokerage industry has undergone a complete transformation with the dissolution of two investment banks, purchase of two prime brokers by large commercial banks, and the reorganization of the remaining two large brokers as bank holding companies. The resulting consolidation is likely have a strong, negative effect on industry employment, particular in the City. Layoffs from the State’s financial services sector are now expected to total approximately 45,000 as strained financial institutions seek to cut costs and newly merged banks seek to reduce duplication of services. These projected losses are of even greater magnitude than the 30,000 jobs lost following September 11.

The downturn is expected to have far greater reach than just Wall Street. Private sector job losses will be widespread and manufacturing job losses in particular expected to accelerate going forward, particularly in light of weakening auto sales. The State’s real estate market will continue to weaken. Tourism will decline as the global economy slows. State employment is expected to fall 1.5% in State Fiscal 2008-09, with private sector jobs projected to fall 1.7%.

In light of this economic context, there can be no assurance that (a) legislative or administrative actions will be sufficient to eliminate the current State Fiscal Year shortfall without the use of existing reserves, (b) receipts will not fall below Updated Plan projections, requiring additional budget-balancing actions in the current State Fiscal Year, and (c) the gaps projected for future State Fiscal Years will not increase materially from the projections set forth herein.

General Fund

By the DOB’s most recent estimate as reported in the October 2008 Updated Plan and Information Statement Update, the General Fund closing balance for State Fiscal 2008-09 will be $1.6 billion, $1.1 billion lower than the closing balance in State Fiscal 2007-08. The DOB also projected the current-State Fiscal Year General Fund shortfall to be $1.5 billion. The projected General Fund balance assumes that the shortfall will be eliminated through legislative measures, administrative measures, or both, without the use of existing reserves. In light of the failure of the November Special Session to eliminate the projected deficit legislatively, the State will need to take administrative measures in order to comply with its State constitutional mandate to balance the General Fund on a cash basis.

Key factors contributing to the current budget gap include a $1.7 million downward revision in projected General Fund tax receipts compared to the DOB’s estimates at the outset of the State Fiscal 2008-09. Budget gaps for subsequent years are also expected to increase as a result of continuing declines in tax revenues, with projected shortfalls of $12.5 billion for State Fiscal 2009-10 and $15.8 billion for State Fiscal 2010-11. State Fiscal 2009-10 projections also reflect an anticipated decline of $3.1 billion in General Fund receipts and simultaneous increase of $6.7 billion in disbursements from the current State Fiscal Year.

The DOB’s downward revisions in expected tax collections reflects the impact of lower bonus payments, lower capital gains realizations, declining profitability and reduced consumer spending. Although personal income tax (“PIT”) receipts at the time of the Updated Plan continued to be strong, those figures reflected large payments from relatively few taxpayers in the first half of the fiscal year. Business taxes – which are more responsive to current economic trends and continuing weakness in the banking sector – were, on the other hand, lower than the initial cash flow forecast by $198 million through the first six months of the current State Fiscal Year. The DOB’s Updated Plan estimates that General Fund PIT receipts will be $1.2 billion less in State Fiscal 2008-09 and $4.2 billion in State Fiscal 2009-10 than initial, Enacted Plan projections. General Fund business tax receipts are $404 million less for State Fiscal 2008-09 and $913 million for State Fiscal 2009-10 than Enacted Plan projections.

In State Fiscal 2008-09 layoffs in financial services are expected to total approximately 45,000 positions, while finance and insurance sector bonuses are expected to fall 43% for State Fiscal 2008-09 and another 10% in State Fiscal 2009-10. Statewide, the DOB expects State wages to fall 1.8% in State Fiscal 2008-09, a $9.2 billion decline, and private sector job losses to exceed 160,000. Declines in employment and wages are expected in all sectors except for health care and education.

The credit crisis has also adversely affected municipal bond issuers’ ability to issue bonds. Where markets do exist for municipal bonds, rates are much higher than they were prior to September 2008, increasing to an average of 6.5% following the Lehman bankruptcy. Since the State finances much of its capital spending through loans from the General Fund or the Statewide Transportation Improvement Program, which it repays through proceeds from the sale of bonds, continued weakness in the municipal bond markets is expected to result in increased costs in the General Fund and a weakened overall cash position. DOB projections assume that the State will have limited access to the bond market, at least for the rest of the year.

Other factors affecting General Fund revenues include that adverse market conditions have interrupted plans to combine the State-run Group Health Incorporated (“GHI”) and Health Insurance Plan of Greater New York (“HIP”), and convert the combined entity into a for-profit company. Conversion of GHI and HIP into a for-profit company was initially expected to finance $284 million in health care spending in the current State Fiscal Year. Although partially offset by downward spending revisions in various Health Care Reform Act (“HCRA”)

programs, the estimated deficit for these programs could total $88 million in State Fiscal 2008-09. Inactive markets have made it more difficult for the State to divest surplus State properties as originally planned. And compared with Enacted Plan projections, slower expected growth in the sales base and delays in implementing taxation of certain products sold by Native Americans are expected to contribute to a $101 million decline in General Fund receipts attributable to user taxes and fees in the current State Fiscal Year and $267 million in State Fiscal 2009-10.

On the other hand, the State expects to receive a $370 million up-front payment from Delaware North Companies (“Delaware North”) for the video lottery terminal franchise (“VLT”) at Aqueduct Racetrack in Queens. The Enacted Plan had projected $250 million in expected receipts form the sale of VLT facility development rights. If approved, the Delaware North bid will bring an expected additional $120 million into State General Fund coffers, as well as $26 million in other savings, according to the DOB.

In summary, according to the Updated Plan, net General Fund receipts for the current State Fiscal Year are expected to total $53.6 billion. State Fiscal 2009-10 General Fund receipts are projected to total $50.5 billion and State Fiscal 2010-11 receipts $52.9 billion. A significant portion of these amounts are in the form of tax income. State Fiscal 2008-09 tax receipts are expected to total $38.7 billion, of which $23.0 billion is expected to derive from PIT, $8.8 million from user taxes and fees, $5.6 million from business taxes, and $1.3 billion from other taxes. Other sources of General Fund receipts are expected to include $41 million in federal grants, $12.3 billion in transfers from other funds, and $8.4 billion in PIT in excess of revenue bond debt service.

On the other end of the balance, the Updated Plan projects that total disbursements for the current State Fiscal Year will be $56.1 billion, including $38.8 billion in grants to local governments, $6.2 billion for state operations, $3.1 billion for “general state charges”, and $5.7 billion for transfers to other funds. This represents an increase of $2.7 billion over actual State Fiscal 2007-08 General Fund spending. Disbursement figures reflect increased State General Fund spending primarily in several areas: Medicaid, due to adjustments for inflation because of the lag time between costs and new rates, especially relating to costs associated with nursing home care; school aid, based on additional information reported by school districts for the Updated Plan and declining revenue from lottery and video lottery terminal sales; the Dedicated Highway and Bridge Trust Fund; and the New York State Office of Mental Retardation and Development Disabilities’ Options for People through Service program. The four reported categories of General Fund disbursements are described in greater detail, below. Total disbursements are expected to be $62.8 billion in State Fiscal 2009-10 and $68.5 billion in State Fiscal 2010-11.

Grants to Local Governments. Grants to local governments are predominantly in the form of Medicaid and school aid. General Fund spending for Medicaid is projected to be $9.0 billion in the current State Fiscal Year, increasing to $10.8 billion in State Fiscal 2009-10 and $12.2 billion in State Fiscal 2010-11. These increases largely derive from projected increases in the number of recipients, medical care cost inflation, State caps on local Medicaid costs payable by recipients and State takeover of local Family Health Plus program costs.

School aid is expected to comprise about $21.5 billion of General Fund spending in the current State Fiscal Year, increasing to $23.3 billion in State Fiscal 2009-10 and $25.9 billion in State Fiscal 2010-11.

State Operations. State operations account for the cost of running the executive, legislative, and judicial branches of government – for instance costs of increasing the number of full-time judges, of filling vacant public health positions, and for maintain inmates at correctional facilities. Personal service costs (e.g., State employee payroll) comprise two-thirds of State operations spending. The remaining one-third represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

State Operations spending is expected to increase by $819 million from the current fiscal year, to total $9.4 billion in State Fiscal 2009-10 and $9.7 billion in State Fiscal 2010-11. State Operations spending is primarily dedicated to new labor contracts, union negotiations, salary adjustments for performance advances and prison operations. Inflation contributes to growth in spending, as do ongoing initiatives like civil commitment programs for sexual offenders, medical and pharmacy costs in the areas of mental hygiene and corrections.

In the current State Fiscal Year, costs associated with a settlement with the union representing New York State Troopers are expected to be financed in their entirety by existing reserves earmarked for this purpose. However, agreements have not been reached with unions representing some uniformed officers (such as State corrections officers), and graduate students. The DOB notes that unsettled union negotiations could result in additional costs of approximately $400 million in State Fiscal 2009-10 and $275 in State Fiscal 2010-11.

General State Charges. General State charges account for the costs of providing fringe benefits to State employees and retirees of the executive, legislative and judicial branches, as well as fixed costs for taxes on public lands and litigation costs. Fringe benefits include pensions and health insurance, among other things. The annual increase in General State charges is mostly attributable to rising costs of employee health benefits and higher costs relating to employer pension contributions.

The DOB projects that General State Charges will total $3.6 billion in State Fiscal 2009-10 and $4.1 billion in State Fiscal 2010-11, with annual increases resulting mainly from cost increases in pensions and health insurance for State employees and retirees.

Transfers to Other Funds. Of the Updated Plan’s allocation of an expected $5.7 billion to other funds, $2.7 billion is expected to go towards the State’s share of Medicaid payments, $1.7 billion towards debt service, $435 million toward capital projects, and $869 million towards other purposes.

In future State Fiscal Years, transfers to other funds will total an estimated $6.4 billion in State Fiscal 2009-10 (an increase of about $655 million over current State Fiscal Year projections) and $7.3 billion in State Fiscal 2010-11. These amounts are dedicated to the State’s share of Medicaid payments, debt service, capital projects such as Dedicated Highway and Bridge Trust Fund projects, mental hygiene, Medicaid payments for State facilities, judiciary funds and others. The most significant increases are to mental hygiene spending and increased support for the Dedicated Highway and Bridge Trust Fund.

The DOB also expects to decrease spending in certain areas, netting an overall downward revision in General Fund disbursements of $37 million as compared to earlier State Fiscal 2008-09 projections. Inflationary adjustments for hospitals, nursing homes, and home care, which were initially expected to add costs of $170 million per year, beginning in State Fiscal 2009-10, were eliminated by legislation approved during the August Special Session that capped the automatic rate increases at 2.3 percent. Medicaid spending is expected to be partially offset by manufacturer drug rebates and audit recoveries. And finally, employees on the State payroll (including Executive Branch employees, but excluding the Legislature, Judiciary and contractual labor) are expected to total 199,400 in the current State Fiscal Year, revised downward from earlier projections by 751 positions.

Aside from the amounts noted above, the Updated Plan does not set aside specific reserves to cover potential costs that could materialize as a result of federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

State Operating Funds

The State Operating Funds includes both the General Fund and spending from other funds supported by assessments, tuition, HCRA resources and other non-Federal revenues.

The DOB estimates that the State will end State Fiscal 2008-09 with a State Operating Funds balance of $4.3 billion, assuming successful implementation of savings through legislative or administrative actions to address the current year shortfall. This balance consists of $1.6 billion in the General Fund, $2.4 billion in numerous State Special Revenue Funds (including those for industry assessments, health and social welfare, general government, State university income, mass transportation operating assistance, the Lottery Fund and others) and $344 million in Debt Service Funds. These figures fall short of earlier Enacted Plan estimates by $251 million, reflecting the use of reserves to finance new labor settlements and a reduction in expected health care conversion proceeds, which together eliminated the projected year-end balance in the Health Care Resources Fund.

State Operating Funds receipts are expected to total $80.9 billion in the current State Fiscal Year, $61.3 billion of which are expected to derive from taxes, $19.4 billion from miscellaneous receipts, and $42 million from federal grants. The DOB expects receipts for State Fiscal 2009-10 to remain around the same level as current year receipts at $80.9 billion, including $60.2 billion from taxes, $20.7 billion from miscellaneous receipts, and $1.0 million from federal grants. In State Fiscal 2010-11, receipts will again rise, to total $84.4 billion, $63.6 billion of which are expected to come from taxes.

The Updated Plan projects that State Operating Funds disbursements will total $80.3 billion for State Fiscal 2008-09, $50.4 billion of which is attributable to the General Fund, $25.2 billion to other State funds, and $4.7 billion to Debt Service Funds.

All Governmental Funds

All Governmental Funds spending is the broadest measure of spending that includes State operating funds, capital spending, and federal grants. Disbursements attributable to this fund are expected to total $120.8 billion in State Fiscal 2008-09, an increase of $4.7 billion from the prior State Fiscal Year. Of these amounts, $80.3 billion are earmarked for State operating funds, $6.8 billion to capital projects funds and $33.7 billion to federal operating funds.

On the other hand, all Governmental Funds receipts are projected to total $116.7 billion in the current State Fiscal Year, an increase of $1.3 billion over the prior State Fiscal Year, but a decrease of $1.8 billion from the Enacted Plan’s initial projections. The $116.7 billion figure is comprised of $61.3 billion in tax receipts, $36.0 billion in federal grants, and $19.5 billion in miscellaneous receipts. All Governmental Funds receipts are expected to total $118.0 billion for State Fiscal 2009-10 and $122.5 billion for State Fiscal 2010-11. Despite overall increases in receipts, tax receipts for State Fiscal 2009-10 are projected to decrease by $1.1 billion or 1.8%, offset by expected increases in federal grants by more than $1 billion or 2.9%.

Reserves and Risks

The estimated $1.6 million General Fund closing balance consists of $1.2 billion in undesignated reserves (including the Tax Stabilization Reserve Fund, Rainy Day Reserve Fund, and Contingency Reserve Fund) and $381 million in designated reserves (including amounts reserved for labor settlements, debt reduction and the Community Projects Fund). The General Fund closing balance also factors in $920 million in expected expenditures this State Fiscal Year to finance the costs of labor settlements and other prior year reserves, $168 million to the Community Projects Fund, and $58 million for debt management. The total amount drawn down from reserves is expected to be $1.1 billion. The DOB notes that “market conditions” will determine whether additional resources earmarked for debt management will be necessary in the current State Fiscal Year.

Current projections for total amounts drawn down from reserves in coming State Fiscal Years are $114 million for State Fiscal 2009-10 (reflecting no amounts drawn from the debt reduction reserve, $145 million from prior year reserves and $168 from the Community Projects Fund) and $36 million for State Fiscal 2010-11 (reflecting no amounts drawn from the debt reduction reserve and prior year reserves and $36 million from the Community Projects Fund). State Fiscal 2009-10 projections reflect the inclusion of a $400 million reserve for potential labor settlements with State employee unions that have not agreed to new contracts in the current round of bargaining, but actual costs could exceed these estimates.

The DOB’s projections are subject to many complex economic, social and political risks and uncertainties, many of which are beyond the ability of the State to control. Among other things, risks include performance of the national and State economies, the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; access to the capital markets in light of the disruption in the municipal bond market; litigation against the state, including potential challenges to the constitutionality of certain tax actions authorized in the Enacted Budget; and actions taken by the Federal government, including audits, disallowances and changes in aid levels.

The DOB’s forecast contains specific transaction uncertainties, particularly with regard to the final sale of development rights for a VLT facility at the Aqueduct Racetrack by the close of the current fiscal year; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of several million State-owned shares of WellPoint, Inc., a health benefits company; and the achievement of cost-saving measures, including but not limited to those associated with the DOB’s administrative savings measures, at currently-projected levels. As of the October Updated Plan, the DOB reported that it still expected to receive approximately $317 million in miscellaneous HCRA receipts from the sale of the WellPoint Inc. stock. The anticipated proceeds were lower than prior projections, and the DOB pointed out that there was significant risk that the remaining 7.3 million shares will not sell at the approximate current estimate of $43 per share, but instead be sold at a significantly lower price.

Additional revenue risk factors highlighted in the Updated Plan include those relating to continued fallout from the financial sector meltdown, which the DOB warns could cascade into other sectors of the economy and reduce employment, wages and related withholding and tax revenues; faster-than-expected deterioration in real estate markets due to the continued credit crunch, which could negatively impact capital gains realizations; failure of measures taken by the federal government to bolster the banking industry and credit markets; and further declines in taxable sales and business tax collections. In addition, the real estate transfer tax forecast could be negatively affected as downward trends in the financial services sector continue and consumer credit becomes less available. The DOB notes that the decline in real estate prices in some areas of the State will depress collections, while the number of high value commercial property sales in the City is expected to decline from prior years. Finally, the estate tax, which is primarily a tax on the value of real estate stocks and bonds, could be negatively affected by the value of these assets.

The DBO notes that its Updated Plan projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000 throughout the next several years. The State has entered into a period of significantly declining debt capacity, however, and is now expected to exceed the debt outstanding cap by over $800 million in State Fiscal 2012-13. The State expects to propose actions in the State Fiscal 2009-10 Executive Budget in order to stay within statutory limitations.

In the current State Fiscal Year, there are no assurances that legislative or administrative actions will be sufficient to eliminate the current-year shortfall without use of existing reserves, that receipts will not fall below even the Updated Plan’s reduced projections, and that the gaps for future years will not increase from the Updated Plan’s projections.

Finally, ongoing risks associated with the national economy include a return to higher energy costs and the potential impact on inflation, combined with increasing unemployment, an adverse national labor market and possible further interest rate cuts by the Federal Reserve. The Enacted Plan does not set aside specific reserves to cover potential costs that may materialize from federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

New York City

New York City, with a population of more than 8.2 million, is an international center of business and culture. The City has a highly diversified economic base. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Apparel and printing account for the bulk of manufacturing activity. As a major hub and focal point for international business, the City serves as headquarters to many major, multinational corporations with extensive foreign operations. Additionally, the City is the nation’s leading tourist destination.

Economic activity in the City has gone through periods of growth and recession and such periods can be expected to continue in the future. The City experienced a recession in the early 1970s through the middle of the decade and then a period of expansion in the late 1970s through the late 1980s. A subsequent recession followed in the early 1990s, followed again by economic expansion that continued through 2001. The City experienced a large scale economic slowdown that began in the aftermath of the September 11, 2001 attacks on the World Trade Center. This slowdown coincided with the national economic recession and downturn in the securities industry. Although the City’s economy revived and performed well for several years, with Wall Street generating near-record profits of $20.9 billion in 2006, in 2007, the industry began experiencing another slowdown. In the past year, credit has tightened, financial institutions have written off billions in bad debt and posted record losses, home prices have fallen nation-wide and begun to weaken in the City, Wall Street and other industries have announced large number of layoffs, and many consumers have keenly felt the effects of inflation in energy and food prices. City projections for the coming year are equally pessimistic. The City’s initial financial forecasts for the year assumed that the City and nation would experience a brief recession. Updated projections for the coming three City Fiscal Years, published in November 2008, indicate that the City expects the downturn to continue through those years.

In addition to the effects of international and national economic conditions, the City’s fiscal health is affected by the fiscal health of the State, since the City continues to receive significant financial assistance from the State for its normal operations. State aid contributes to the City’s ability to balance its budget and meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected or that any such delays or reductions will not adversely impact the City’s cash flow or expenditures.

The City is also affected by the issuance of debt, both by itself and by certain other entities, for the benefit of the City. As discussed in the section on New York State, above, municipal bond markets have been slow to nonexistent, and bonds that are sold are subject to high interest rates. At the federal level, budget negotiation processes could result in reductions or delays in the receipt of federal grants. Such delays would have additional adverse effects on the City’s cash flow or revenues.

City fiscal years end on June 30th (each, a “City Fiscal Year”) and are referenced by the calendar year when the City Fiscal Year ends. The Mayor first submits a preliminary budget in January and then the executive budget in late April or early May. Following debate by the City Council, relevant laws require that the budget be adopted by June 30th of each year. The City must prepare a four-year annual financial plan and submit it to the New York State Financial Control Board (the “State Control Board”) in January or February of each year (the annual financial plan submitted in February 2008, the “City Financial Plan”). The City Financial Plan covers financial activity by the City and certain entities that receive funds from the City. The City Financial Plan was adopted on June 30, 2008 for the current City Fiscal Year ending June 30, 2009 (“City Fiscal 2009”). Each year’s financial plan includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. Generally in October, near the middle of each City Fiscal Year, the City prepares a comprehensive annual financial report describing any necessary modifications to the City Financial Plan. This City Fiscal Year’s updated report was published on November 5, 2008 (the “Updated City Plan”).

Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Despite a large anticipated budget gap in the current City Fiscal Year, the City reports that it does expect to be able to balance the budget through City Fiscal 2009. The practice of balancing the budget one year at a time is only possible for so long as the City has a budget surplus. In light of current economic conditions, the City is planning both tax increases and reductions in services. There can be no assurance that in future City Fiscal Years, the City will be able to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs. Any increase in taxes or a reduction in City services could adversely affect the City’s economic base.

Overview

Initial forecasts by the City and the Review of the Financial Plan of the City of New York for City Fiscal 2009-12, published by the State Control Board on July 22, 2008 (the “Review”) were restrained. The Review noted that the City had presented a balanced budget for City Fiscal 2009, though the then-projected $59.4 billion budget was $3.5 billion less than in City Fiscal 2008 as a result of expected declines in total revenue. In order to balance the budget, the City planned to use a substantial amount of the accumulated $6.6 billion budget surplus from City Fiscal 2008 to prepay $3 billion of City Fiscal 2009 debt service expenses and $960 million in subsidies and retiree health benefits.

The Review warned that the nation and the City were “clearly heading towards a significant economic slowdown” and noted that the City Financial Plan took a conservative approach by assuming a short recession. The Review pointed out that the national economic downturn would impact the City to a greater extent than the rest of the nation and that the City-centered financial services industry was in the midst of a significant downsizing. The Review also warned of a $334 million risk to the City’s budget, which though manageable early in the City Fiscal Year when the City still had substantial general reserves, posted far greater risks in subsequent years.

Although Review and City Financial Plan projections, published in summer 2008, appear to have been overly optimistic in predicting only a mild recession, they did highlight a number of economic trends that remain relevant. In real estate sectors, the number of single-family homes sold in Brooklyn, Queens, the Bronx and Staten Island have dropped significantly (by more than 35% in the first quarter of 2008), and the median sales price has declined. Demand for office space in New York City has also weakened. In addition, inflationary pressures were, at the time of the City Financial Plan’s publication, burdening consumers and businesses, especially in the form of high gasoline prices. Some of these pressures have eased as the international economic slowdown has led to a steep decline in gasoline prices, but food prices remain high. Food prices rose 5% in the first half of 2008 and have not dropped. All of these trends had continued from July through November 2008, but may not continue as other nations experience recessions and the dollar becomes stronger. Where the Review adopted an optimistic outlook towards continued strong growth in the tourism sector, a weak global economy is now expected to negatively impact the State’s tourism industry, with the City’s leisure and hospitality industry evidencing a slowdown in November 2008.

Since the Review, the Updated City Plan has revised assumptions that the current recession will be mild or short lived. The Updated City Plan takes into account an intensified credit crisis and notes the resulting severe damage to the City’s financial sector. Before the crisis ends, the City now anticipates that 31,000 jobs will be cut in the City’s securities sector. The New York City Comptroller estimates that there will be 165,000 fewer private sector jobs City-wide. The City plans to reduce its own payroll by more than 3,000 employees, 1,000 of whom are employed by the New York City Police Department.

Other budget gap closing measures the City plans to make include decreased funding for the Department of Education (“DOE”) and decreased subsidies to libraries and cultural institutions. At the same time, the City plans to increase revenue by rescinding a planned 7% property tax reduction immediately and increasing certain fees and fines. The City Council is challenging the Mayor’s plan to hold off on issuing a $400 property tax rebate.

Budget Gap

Although the Updated City Plan reports that as of November 2008, the City projected a budget gap of $4.0 billion through the end of City Fiscal 2010, it noted that the City plans to adopt a “gap closing program” through a combination of increases in revenue and decreases in planned spending. As a result of these measures, the City expects to balance its budget in the current City Fiscal Year, but anticipates deficits of $1.3 billion and $5.0 billion in the subsequent two City Fiscal Years.

The Updated City Plan proposes several options for reducing the budget gaps. To take effect in City Fiscal 2010, the City is considering a repeal of sales tax exemptions for clothing, which would result in an additional $436 million in revenues in City Fiscal 2010 and $451 million in City Fiscal 2011. Alternatively, the City may choose to restore the 1/8% sales tax surcharge or impose a 1/4% sales tax increase. The City is also considering an increase in personal income tax by either 7.5% or 15%, effective January 1, 2009. In City Fiscal 2009, the increase would generate $223 million or $446 million, depending on whether the City adopted a 7.5% or 15% increase. In subsequent years, revenue from a personal income tax increase would be expected to total $585 million or $1.2 billion in City Fiscal 2010, and $615 million or $1.2 billion in City Fiscal 2011. Some of the City’s proposed gap closing measures will need the approval of the State.

Revenues

The City derives its revenues from various local taxes, user charges and miscellaneous revenues as well as federal and State unrestricted and categorical grants. The City’s June forecast had expected revenue to increase between City Fiscal 2009 and 2010. The revised November forecast now expects revenues to decrease slightly in this period, even with proposed plans to rescind the 7% property tax cut and to not issue a $400 property tax rebate. Revenue is not expected to grow again until City Fiscal 2011. Specifically, the Updated City Plan’s revised figures project that revenues will total $60.4 billion in City Fiscal 2009, $60.0 billion in City Fiscal 2010, and $62.6 billion in City Fiscal 2011. These revised figures reflect a downward revision from the June projections of $285 million for the current City Fiscal Year, and a downward revision of $1.3 billion for City Fiscal 2010.

Tax collections provide the largest portion of City fund revenues, and trends identified in the Review remain relevant. In City Fiscal 2009, total tax revenue is projected to be $36.0 billion, $2.6 billion less than amounts collected in City Fiscal 2008. Figures for subsequent City Fiscal Years are comparable, with an expected $36.1 billion from taxes in City Fiscal 2010 and $38.7 billion in City Fiscal 2011. Non-property tax revenues (excluding audits) are expected to decline in City Fiscal 2009 given falling business profitability, job elimination and stagnation in income growth. Similarly, revenues from business taxes, real estate transaction taxes, personal income tax and sales tax are also expected to decline in the coming two City Fiscal Years before rising once more in City Fiscal 2011. Revenue from property taxes, on the other hand, is expected to grow consistently.

These figures include income the City plans to derive by rescinding a planned 7% property tax reduction immediately, resulting in increased revenue of $576 million in the current City Fiscal Year; holding off on issuing a $400 property tax rebate for a total savings of $256 million in the current City Fiscal Year; and increasing certain fees and fines for additional expected revenue of $123 million in the current City Fiscal Year. Some or all of these plans may not go into effect.

More specifically, personal income tax revenues are expected to drop from $8.8 billion in the prior City Fiscal Year to $7.4 billion in City Fiscal 2009 and $6.7 billion in City Fiscal 2010, before rising to $7.5 billion in City Fiscal 2011. The Updated City Plan projects that sales tax receipts will drop from $4.8 billion in City Fiscal 2008 to $4.7 billion and $4.5 billion in City Fiscal 2009 and 2010, respectively, before rising once more in City Fiscal 2011 to $4.8 billion. Business tax receipts will drop from the prior City Fiscal Year’s $5.5 billion levels to $4.7 billion in City Fiscal 2009 and $4.4 billion in City Fiscal 2010, but rise in City Fiscal 2011 to $4.8 billion. Real Estate Transaction Taxes are expected to drop most precipitously from $2.6 billion in City Fiscal 2008 to $1.8 billion in City Fiscal 2009, $1.7 in City Fiscal 2010, and $1.7 again in City Fiscal 2011.

In contrast, property tax revenues are expected to increase from $13.8 billion in the current City Fiscal Year to $14.7 billion in City Fiscal 2010 and $15.7 billion in City Fiscal 2011.

Certain State actions will also have an impact on City revenues. An increase of the State cigarette tax by $1.25 a pack to $2.75 a pack is expected to reduce consumption or encourage smokers to obtain cigarettes from out of state sources, thereby decreasing the amount the City collects in City cigarette and sales tax revenue. The State expects to impose a tax on certain Internet sales, which the City Financial Plan projected would generate $27 million in sales tax revenues for the City in City Fiscal 2009. And finally, the State made permanent a 1% sales tax that had been scheduled to expire on July 1, 2008, which the City Financial Plan expected to generate $1.2 million annually for the City.

Expenditures

City Fiscal 2009 expenditures are expected to total $60.4 billion, $61.4 billion in City Fiscal 2010 and $67.6 billion in City Fiscal 2011. The Updated City Plan projects that amounts allocated towards personal service (including salary and wages, pensions and fringe benefits) will be $34.9 billion, $36.5 billion and $38.6 billion in City Fiscal 2009, 2010 and 2011, respectively. City expenditures also go towards non-personal services (including medical assistance and public assistance) in projected amounts of $25.5 billion, $24.9 billion and $25.7 billion for the same three City Fiscal Years. Other expenditures are allocated towards general obligation and lease debt service. In each of City Fiscal Years 2009, 2010 and 2011, the City expects to allocate $300 million to the General Fund.

The City’s revised figures for the current City Fiscal Year include plans to spend approximately $7.5 billion on the Uniformed Forces, including $4.0 billion to the Police Department, $1.4 billion to the Fire Department, $9.4 million to the Department of Correction, and $1.2 billion to the Department of Sanitation. These are up from City Financial Plan projections of $7.3 billion for the combined Uniformed Forces. Much of the increase is attributed to costs associated with collective bargaining. In the subsequent two City Fiscal Years, expenditures for the Uniformed Forces are projected to be $7.7 billion and $8.0 billion, respectively.

Updated projections for Health and Welfare spending are $2.4 billion for the current City Fiscal Year, decreasing to $2.3 billion for each of City Fiscal 2010 and 2011. Allocations to Health and Welfare include those to the Administration for Children Services, Department of Social Services, Department of Homeless Services, and Department of Health and Mental Hygiene.

City expenditures towards “Other Mayoral” programs, including the public libraries, the Departments for the Aging, of Cultural Affairs, of Environmental Protection, of Finance, of Transportation, of Parks and Recreation, and many other departments, remained roughly equal to the originally budgeted $3.9 billion. Although many departments experienced slight cuts, the Department for the Aging, Department of Finance and Department of Citywide Services all experienced slight increases. Coming years will see a drop in expected spending to $3.6 billion and $3.7 billion, respectively. Subsidies to libraries and cultural institutions are expected to decrease by 2.5% in City Fiscal 2009 and 5% in City Fiscal 2010.

Projected expenditures for the City University dropped from June estimates of $456.3 million to current projections of $450.2 million, a decline that is expected to continue in coming years. The Updated City Plan allocates $404.2 million to City University in City Fiscal 2010 and $411.0 million in City Fiscal 2011.

The Labor Reserve is expected to increase from City Fiscal 2008 levels by 35.5%, to $717 million in City Fiscal 2009, to $1.4 billion in City Fiscal 2010, and to $1.8 billion in City Fiscal 2011.

Spending for “All Other Mayoral”, a category that includes the Board of Elections, the Law Department, Department of Juvenile Justice, Department of Youth Services, the Taxi and Limousine Commission, and many others, is expected to decline from earlier City Financial Plan projections of $1.326 billion to $1.318 billion. Projected expenditures for “All Other Elected” officials (including the presidents of New York City boroughs, City Council members, district attorneys and others) are down from $388.4 million to $386.7 million.

A number of expenditure trends stemming from State actions that the Review identified remain relevant. The City Financial Plan noted that the amount charged to the City for administering the personal income tax was on the rise (from $40 million to $70 million during City Fiscal 2007, and by $10 million annually beginning in City Fiscal 2009). Support for child welfare and public health programs has been on the decline and expected to continue decreasing in the coming City Fiscal Year. And the minimum threshold for City funded projects was raised from $50,000 to $3 million for projects that require separate bids for electrical, plumbing, and heating and air conditioning work. The Review reported that this would save $2 million in City Fiscal 2009, $7 million in City Fiscal 2010, and $11 million in City Fiscal 2011.

On the other hand, spending for City employee salaries and wages, pension contributions and health insurance was, and is still, expected to increase over the next several years. Debt service costs are expected to increase despite the Mayor’s plans to scale back the capital program by 20%, as are costs of judgments and claims. The City Financial Plan noted the increase in the average cost and the number of settlements, including a $33 million award to reimburse parents of disabled students who placed their children in private schools at public expense. In City Fiscal 2009, judgments and claims are expected to total $658 million and to grow by 7.9% annually thereafter.

Semi-Autonomous Agencies

The following public authorities and other entities have a financial relationship with the City that could affect the City during the financial plan period:

Department of Education. The City Financial Plan had allocated $7.4 billion to the DOE for the current City Fiscal Year, which the Updated City Plan revised down by $181 million to an expected $7.2 billion. In subsequent years, City funding for the DOE is now expected to be $7.5 billion in City Fiscal 2010 (down from the $7.9 billion City Financial Plan estimate) and $8.2 billion in City Fiscal 2011 (down from the $8.5 billion City Financial Plan estimate). Under the settlement of the Campaign for Fiscal Equity Lawsuit, the City must increase education funding by a total of $2.2 billion by City Fiscal 2011. It is unclear whether funding amounts will reach this benchmark level by the applicable deadline.

Health and Hospitals Corporation. According to the Review, the Health and Hospitals Corporation (“HHC”) expected to end City Fiscal 2008 with a closing cash balance of $873 million. In subsequent years, however, expenditures are projected to grow faster than revenues, leading to budget gaps on an accrual basis. To close those gaps, HHC expected to seek $560 million annually in additional supplemental Medicaid payments from the federal government. Although in the past two City Fiscal Years, HHC successfully negotiated supplemental Medicaid payments, it is unclear whether the federal government will be able to provide this funding in future years. The federal Centers for Medicare and Medicaid Services have repeatedly proposed rule changes that would reduce or end these payments. So far, Congress has deferred implementation of proposed rules, but it may not do so in the future.

New York City Housing Authority. New York City Housing Authority (“NYCHA”) expenses have outpaced recurring revenues in the past several years. To balance its current operating budget, the Review reported that NYCHA had used $400 million in federal funds intended for capital purposes and drawn down on another $400 million in reserves. To generate additional income, the agency also reduced staff, streamlined operations and raised rents. Even so, large budget gaps are expected in coming City Fiscal Years. To close these gaps, NYCHA has proposed raising rents for high-income tenants, which would require federal approval; closing community centers and senior centers; and selling or leasing vacant properties.

Off-Track Betting Corporation. In the past several years, revenue for the Off-Track Betting Corporation (“OTB”) has not been sufficient to cover OTB expenses, State-mandated payments to localities, and to the racing industry. In November 2007, the Mayor stated that the City would not continue to subsidize OTB without fundamental reforms. The OTB Board began implementing a plan to end operations by June 16, 2008 and on

June 17, 2008, the State approved legislation shifting financial responsibility and management of OTB to the State. OTB employees will continue to be covered by City retirement and health insurance plans and the City will continue to receive surcharge revenue from bets placed at the Aqueduct and Belmont racetracks. Under a separate agreement with the State, the City will receive $3.25 million annually for three years for allowing OTB to broadcast races on television channels dedicated to City use.

West Side Development. The City created the Hudson Yards Infrastructure Corporation (“HYIC”) to redevelop the far West Side of Manhattan. HYIC is authorized to issue up to $3.5 billion in bonds to finance the No. 7 subway line extension and other improvements on the far West Side. In December 2006, HYIC issued $2 billion in bonds (the “2006 Bonds”), with interest payments to begin in City Fiscal 2008. As development within the Hudson Yards Special District is not expected to generate enough revenues to cover principal and interest payments on the 2006 Bonds in the near term, the City Council has agreed to support the interest costs on up to $3 billion of the 2006 Bonds to the extent project revenues do not cover these costs. In the prior City Fiscal Year, revenue from investment earnings on unused 2006 Bonds proceeds, property taxes generated by improvements to residential properties, and the sale of development rights were enough to fully fund interest payments on the 2006 Bonds. However, the City Financial Plan assumes that the City will fund the full interest cost in subsequent years.

Construction on the $2 billion extension of the No. 7 subway line from the existing station at 41st Street and 8th Avenue to 34th Street and 11th Avenue is ongoing. A planned station at 41st Street and 10th Avenue is currently unfunded. There has been no agreement reached on whether any cost overruns associated with the extension would be funded by the Metropolitan Transportation Authority (the “MTA”), HYIC or the City.

Lower Manhattan Redevelopment. Redevelopment of the World Trade Center site is far behind schedule. The Port Authority of New York and New Jersey (the “PA”) notes that it will need to develop new deadlines and cost estimates once it resolves a number of key issues. Current plans estimate that the Freedom Tower (Tower 1), originally scheduled to be completed in 2008, will not be completed before 2012; the memorial museum will not be completed before 2011; and Silverstein Properties will not complete construction on Towers 2, 3, and 4 before 2012. JPMorgan Chase cannot build Tower 5 until the remains of the building on that site are removed. Removal is scheduled for mid-2009, rather than in 2008, as originally planned.

Additionally, the PATH train station will not be completed before 2011, two years later than planned, and the cost projections have increased from $2.2 billion to $3.4 billion. The PA is exploring options to reduce the cost to $2.5 billion.

Lower Manhattan redevelopment delays could cost the State and City hundreds of millions of dollars. In addition to other fines and fees and lost revenues, the PA must pay a $300,000-per-day penalty for each day excavation of the Tower 2 site continues beyond July 1, 2008.

Metropolitan Transportation Authority. Projections for MTA budget gaps have grown by more than $400 million from City Fiscal 2008 to City Fiscal 2009 because of weak collections from real estate transaction taxes and faster-than-expected growth in energy costs. The Review reported that as of July 2008, budget gaps were expected to total 1.1 billion in City Fiscal 2009, $1.9 billion in City Fiscal 2010 and $2.1 billion in City Fiscal 2011.

To balance its budget, the MTA proposed a fare and toll hike in July 2009 and intends to seek additional operating assistance from the City and State. Governor Paterson appointed a commission (the “MTA Commission”) to identify new sources of funding for the MTA’s operating and capital budgets for the next ten years.

The MTA Commission’s December 2008 report proposed alternatives to minimize fare hikes, including a recommendation that the City charge tolls on bridges over the East and Harlem Rivers. Tolls on the East River bridges would match tolls on other major crossings already managed by the MTA, where cars with E-ZPass are charged $4.15, while drivers paying in cash are charged $5. Lower tolls would be charged on the smaller Harlem River bridges.

The MTA Commission also recommended a tax of 1/3% on the payrolls of companies in the region served by the MTA; that the MTA hold fare and toll increases in the coming year to 8%, without cutting service, but impose regular fare and toll increases every two years, pegged to the inflation rate; that current requirements that the MTA hold public hearings prior to fare hikes be eliminated; and certain changes in the management structure of the MTA.

Governor Paterson has expressed initial support for the MTA Commission’s proposals.

The MTA Board has approved a tentative deal with Related Companies / Goldman Sachs to construct a mixed-use development on a platform at the developer’s expense over the eastern and western rail yards in Manhattan. The project calls for constructing 13 buildings and additional space for retail use, community space, a cultural center and a school. The eastern rail yard has already been rezone, but the western rail yard cannot be developed until it is rezoned under the City’s land use review process. This development deal is contingent on completion of the extension of the No. 7 subway line. There can be no assurance that this subway line will be completed.

Other Issues

The Review identifies the following, additional issues that may have a fiscal impact on the City during the financial plan period:

Other Post-Employment Benefits. The Review reported that the cost of other post-employment benefits (“OPEBs”) services had increased $10 billion from the prior City Fiscal Year, and that to address growing costs, the City created its own Retiree Health Benefits Trust Fund (“RHBT”) in 2006. The RHBT sets aside surplus resources to fund future costs. Investment of these resources and earnings reduce future costs to City taxpayers. However, the City did not expected to contribute to RHBT in the current City Fiscal Year or in the future. OPEB costs are expected to rise from $1.2 billion in City Fiscal 2006 to $2.1 billion by City Fiscal 2012, an increase of 75%.

Collective Bargaining. Wage increases negotiated through collective bargaining have been “relatively generous”, according to the Review. In particular, it cites the example of a May 2008 New York State Public Employment Relations Board settlement calling for retroactive wage increases of 4.5% in 2005 and 5% in 2006, for the Patrolmen’s Benevolent Association (the “PBA Award”). The Review notes that the PBA Award is greater than those negotiated with other uniformed unions.

Most unions received 3% to 3.15% wage increases during the City Fiscal 2006 round of collective bargaining, but negotiated side letter agreements allowing them to reopen negotiations with the City if another uniformed union receives wage increases larger than the pattern. City Financial Plan projections assume that the terms of the PBA Award will be applied to all uniformed employees. As of the date of the City Financial Plan, four unions had already reached new agreements with the City and other unions had reopened negotiations.

Governmental Accounting Standards Board Statement No. 49. Statement No. 49 requires certain pollution remediation costs to be accounted for as expense items from the start of City Fiscal 2009. Such costs may not ordinarily be included in the City’s capital budget or financed through issuance of bonds. Compliance with Statement No. 49 is expected to be costly. Immediate compliance is expected to increase budget costs by up to $500 million a year, since certain environmental remediation costs will no longer be eligible for capital reimbursement. In addition, it is often difficult to identify the environmental remediation component of larger capital projects. Projects may not continue before environmental remediation components are identified, which may lead to expensive delays.

Litigation. In 2004, the WTC Captive Insurance Company was formed to cover claims alleging injuries arising through World Trade Center Site rescue and cleanup, using $1 billion in federal aid. More than 11,000 such claims have been brought against the City and its contractors. The City Financial Plan assumes that the City will have no liability from such claims, but it is not clear that the insurance will be sufficient to cover all the liability that could arise.

To avoid litigation, the Mayor has asked the United States Congress to use the $1 billion to reopen the federal September 11th Victim Compensation Fund, which Congress established in 2001 to provide financial relief to victims in exchange for their agreements not to bring suit on the basis of their injuries. There is no guarantee that Congress will comply with the Mayor’s request.

The State also expanded a presumptive accidental disability retirement benefit in June 2008, to cover first responders who participated in rescue and cleanup efforts, but who were not initially deemed eligible. Costs to the City are projected to total $3.2 million annually.

Business Tax Refunds. Contributing to the City’s budget squeeze in the current City Fiscal Year is the upsurge in demands for refunds by companies that overpaid City taxes this year based on expectations of a more robust business performance. According to published reports, the City expects to refund more than $800 million to companies, three times the amount typically returned. In past years, companies would instruct the City to apply any overpayments to subsequent tax bills, but in a sign of economic hardship, companies seeking additional cash are requesting the refunds. There can be no assurances that more requests will not be made. Corporate taxes comprise 14% of total taxes paid to the city and 15.6% of taxes paid to the state.

General Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, “moral obligation” bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State’s credit rating has historically been upgraded and downgraded much more frequently than that of most other states.

The combined State and local taxes levied on residents of the State, and particularly on residents of the City, are among the highest in the country. This may limit the ability of the State and its localities to raise additional revenue by raising taxes. In addition, combined State and local debt per capita in the State is significantly above the national average. Debt service expenditures have taken an increasing toll on state and local budgets.

The creditworthiness of local State-issued obligations may be unrelated to the creditworthiness of State-issued obligations, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible that investments will be made in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State’s Enacted Plan or Updated Plan for 2007 to 2008 or thereafter.

Finally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities.